NUVEEN EXCHANGE-TRADED FUNDS


OCTOBER 31, 1999
ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPP
Performance Plus

NMA
Advantage

NMO
Opportunity
NAD
Dividend Advantage

Photo of:
Man and boy playing chess

Highlights
As of October 31, 1999

   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 7 NPP's Performance Overview
 8 NMA's Performance Overview
 9 NMO's Performance Overview
10 NAD's Performance Overview
11 Shareholder Meeting Report
14 Report of Independent Auditors
15 Portfolio of Investments
44 Statement of Net Assets
45 Statement of Operations
46 Statement of Changes in Net Assets
48 Notes to Financial Statements
53 Financial Highlights
56 Build Your Wealth Automatically
57 Fund Information



CREDIT QUALITY                     PERFORMANCE HIGHLIGHTS


Nuveen Performance Plus Municipal Fund, Inc. (NPP)
                                   o Taxable-equivalent yield on share price
                                     of 10.09% *
                                   o Good credit quality with 83% of the Fund's
                                     investments rated at AA or higher

Pie Chart:
AA/U.S. Guaranteed                73%
AA                                10%
A                                  9%
BBB/NR                             8%


Nuveen Municipal Advantage Fund, Inc. (NMA)
                                   o Taxable-equivalent yield on share price of
                                     10.59% *
                                   o Has provided a steady tax-free
                                     dividend for 24 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                68%
AA                                 12%
A                                  8%
BBB/NR                             12%


Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                                   o Taxable-equivalent yield on share price of
                                     10.77% *
                                   o Has provided a steady tax-free
                                     dividend for 24 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                60%
AA                                 11%
A                                  11%
BBB/NR                             17%
Below Investment Grade              1%


Nuveen Dividend Advantage Municipal Fund (NAD)
                                   o Taxable-equivalent yield on share price of
                                     9.45% *
                                   o The first national Nuveen Exchange-Traded
                                     Fund since September 1993
Pie Chart:
AAA/U.S. Guaranteed                67%
AA                                 17%
A                                  3%
BBB/NR                             13%


* For investors in the 31% federal income tax bracket. See your fund's performance overview in this report for more information.

Photo of:
Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, and over the past year, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.


A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. With investors watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.50%, thereby erasing the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase. With Y2K on the horizon, followed by the politics of an election year, investors had some hope that the Fed would put any additional rate hikes on hold. However, the Fed's indication that it would renew its close attention to the rate of economic growth left the door open for another tightening.


MUNICIPAL BOND PERFORMANCE
Over the past fiscal year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of October 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 100.3%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields slightly higher than those of long Treasury bonds
- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we have seen the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. To date, municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, enhanced the attractiveness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds enables us to have excellent access to the bond offerings that have the potential to add value for our shareholders.


A BALANCED PORTFOLIO:
ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors in the marketplace today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can help diversify your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and provide exposure to the different types of investments that may enhance your potential for success. Your adviser can also set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.


THE NEW MILLENNIUM
Since this is my last opportunity to talk with you before we enter the new millennium, I wanted to take a moment to discuss the status of Nuveen's preparations for that event. We believe that Nuveen is fully prepared for the upcoming transition, from an operational as well as an investment perspective. During 1999, Nuveen tested all critical operating systems, and we anticipate no problems with year-end processing. As we evaluated potential investments over the year, Nuveen carefully reviewed the progress of each issuer toward Y2K compliance. Last summer, we requested information from the issuers of all bonds in the Funds' portfolios, with special attention to the largest and more volatile holdings. In the following months, we continued to monitor issuers' progress in this area, assisted by securities industry oversight organizations, including the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. Based on our review, we believe that the majority of issuers are Y2K-compliant. The diligence of the financial industry as a whole in dealing with this transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,
/s/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board
December 15, 1999

Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable
PORTFOLIO MANAGERS STEVE PETERSON, RICK HUBER, AND BILL FITZGERALD DISCUSS THE MUNICIPAL MARKET, RECENT FUND PERFORMANCE, AND KEY INVESTMENT STRATEGIES FOR THE NUVEEN NATIONAL EXCHANGE-TRADED FUNDS. STEVE, WHO HAS MANAGED NPP SINCE JULY 1998, ADDED PORTFOLIO MANAGEMENT DUTIES FOR THE NEW NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD) IN MAY 1999. RICK ASSUMED PORTFOLIO MANAGEMENT OF NMA IN JULY 1998, WHILE BILL HAS MANAGED NMO SINCE ITS INCEPTION IN 1990.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL MARKET DURING THE PAST 12 MONTHS ENDED OCTOBER 31, 1999?

Over the past year, the U.S. economy continued to forge ahead with few signs of slowing. Among the statistics showing surprising strength in recent months was gross domestic product (GDP) growth, which rose 5.5% in the third quarter, well ahead of projections. The growth in GDP was fueled by rising inventories, an improved trade balance, and strong consumer spending, which continues to serve as the main engine powering U.S. economic expansion. Commodity prices, particularly oil and gold, and raw material prices also continued to rise. For the most part, however, these increases did not translate into higher consumer prices. Through the end of October 1999, the Consumer Price Index showed inflation maintaining its low profile, with an annualized increase of 2.8%. Labor markets remained among the tightest in 30 years, as the national unemployment average dropped to 4.1% in October 1999, down from 4.5% in October 1998. Also in October, U.S. personal income surged 1.3%, its biggest jump in more than five years.

Concerned about the potential for an overheated economy, the Federal Reserve raised short-term interest rates twice during the fiscal year covered by this report. A third increase, announced on November 16, occurred after the reporting period for the Funds. According to the Fed's theory, the impact of the two rate increases on the stock market during the period covered by this report should have caused consumer confidence to fall and consumer spending to slow, thereby pre-empting any reemergence of inflation. Despite the evidence of the Fed's continued vigilance on the inflation front, the cumulative effect of 1999's economic events has been negative for the fixed-income markets, including municipal bonds.


HOW DID THESE EVENTS IMPACT SUPPLY AND DEMAND IN THE MUNICIPAL MARKET?
For the first 10 months of 1999, municipal supply across the nation fell just over 20% from the levels recorded during the same period in 1998. Some of this decline can be attributed to the rise in interest rates, which deterred municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment. Among the states, California and New York remained the most active issuers in the nation. Although we expect to see adequate municipal supply for the remainder of the year, Y2K concerns are expected to affect the new issuance calendar to some extent. To avoid any potential problems as 1999 turns to 2000, some municipal bond issuers have accelerated this year's issuance, while others have decided to delay issues until next year. Issuance should gradually return to a more normal level following January, with issuance in 2000 expected to be on par with that of 1999.

Over recent months, institutional demand for municipal paper has been weakened by several events outside the municipal market that have limited the cashflow available for bond purchases. Insurance companies, which have historically been major buyers of municipal bonds, have been hit hard by claims from natural disasters and further hampered by price cutting on insurance premiums in the property casualty sector, which has hurt earnings. At the same time, fund redemptions have limited the demand from mutual fund companies, another major source of institutional demand. In addition, an accelerated corporate bond issuance calendar, timed to avoid any problems with Y2K, resulted in heavy corporate bond supply, which vied with municipal bonds for institutional investor attention.

On the other hand, demand from individual investors has been a bright spot for municipal bonds during most of 1999, as investors actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. In 1998, individual investors held more than 30% of outstanding municipal debt, making them the largest owner class, and statistics indicate that municipal bond sales to retail investors in 1999 are on track to beat 1998's record levels.

HOW DID THE NUVEEN EXCHANGE-TRADED FUNDS PERFORM IN THIS ENVIRONMENT?
For the 12 months ended October 31, 1999, the Funds covered in this report (with the exception of NAD) produced total returns on net asset value (NAV) ranging from -5.83% to -5.49%, providing taxable-equivalent total returns1 between -2.93% and -2.56% for shareholders in the 31% federal income tax bracket, as shown in the accompanying table.

This report also includes an overview of the performance of our newest national exchange-traded fund, the Nuveen Dividend Advantage Municipal Fund (NAD). For the period from inception in May 1999 through October 31, 1999, NAD posted a total return on NAV of -8.83%, equivalent to a taxable total return of -7.90%.

                                           LEHMAN    LIPPER PEER
                                      INDEX TOTAL          GROUP
            TOTAL RETURN ON NAV           RETURN2       AVERAGE3
        --------------------------------------------------------
        1-Year Ended     Taxable-    1-Year Ended   1-Year Ended
            10/31/99  Equivalent1        10/31/99       10/31/99
        --------------------------------------------------------
NPP           -5.63%       -2.93%          -1.78%         -6.48%
        --------------------------------------------------------
NMA           -5.83%       -2.92%          -1.78%         -6.48%
        --------------------------------------------------------
NMO           -5.49%       -2.56%          -1.78%         -6.48%
        --------------------------------------------------------

Past performance is not predictive of future results.

For additional information on your fund, see its individual performance overview in this report.



The underperformance of the Funds' total returns on NAV relative to their Lehman benchmark can be attributed largely to their durations4. Duration measures a bond fund's price volatility, or reaction to interest rate movements (prices fall when rates rise and vice versa). The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, a longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, as they did over the last year, longer duration can make the fund's NAV more vulnerable to price declines. As of October 31, 1999, the durations of the three older funds ranged from 11.47 to 12.82, compared with 7.52 for the Lehman index. Between November 1, 1998, and October 31, 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.28% to 6.18%. This meant that funds with longer durations, like the Funds in this report, were more likely to underperform the market, as represented by the Lehman Brothers Municipal Bond Index.

Over the past 12 months, the durations of the Funds covered in this report lengthened considerably due to market action, trading activity, and bond calls that removed shorter bonds from each fund. Proceeds from sold or called bonds were reinvested in issues with longer durations, which provided attractive yields and better call protection. Lengthening the Funds' durations should help position the Funds to regain net asset value as the bond market recovers. The fund duration of the newly established NAD was 19.88, which is typical for a new exchange-traded fund. Over time, we will look for opportunities in the market to purchase bonds that can move NAD's duration - on an unleveraged basis - closer to that of the market as a whole.


HOW WERE THE FUNDS' DIVIDENDS AND SHARE PRICES AFFECTED?
During the past 12 months, good call protection helped support the dividends of NPP, NMA, and NMO and shield the income of these funds from erosion. As of October 31, 1999, NPP had provided shareholders with steady dividends for 12 consecutive months, while NMA and NMO had produced 24 consecutive months of stable dividends. All of the Nuveen funds covered in this report continued to provide competitive market yields.

Over the past year, rising interest rates, inflation worries, and the uncertainty surrounding the timing of the Federal Reserve's moves created a challenging environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 precipitated an early start to tax-swap season, as investors attempt to offset profits in the equity markets by selling fixed-income investments at a loss. All of these factors negatively impacted the market demand for exchange-traded funds, especially NPP, which had been trading at a premium to its net asset value. This resulted in declines in share price across the board. Since the prevailing interest rate environment in October 1999 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose. As a result of these factors, NPP saw its premium (share price above NAV) move to a discount (share price below NAV), and the discounts on NMA and NMO widened over the past 12 months.


                                      PREMIUM/                    TOTAL RETURN
             MARKET YIELD             DISCOUNT6                 ON SHARE PRICE
    --------------------------------------------------------------------------
                 Taxable-                          1-Year Ended       Taxable-
    10/31/99  Equivalent1   10/31/98   10/31/99        10/31/99    Equivalent1
    --------------------------------------------------------------------------
NPP    6.96%       10.09%      0.05%     -5.50%         -10.76%         -8.06%
    --------------------------------------------------------------------------
NMA    7.31%       10.59%     -0.24%     -2.54%          -8.16%         -5.25%
    --------------------------------------------------------------------------
NMO    7.43%       10.77%     -0.14%     -3.88%          -9.18%         -6.25%
    --------------------------------------------------------------------------
NAD    6.52%        9.45%         NA      6.61%          -7.29%*       -6.40%*
    --------------------------------------------------------------------------

* Total return since inception (5/26/99).


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/ total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal tax rate.

2 These funds are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the index do not reflect any initial or ongoing expenses.

3 The returns for these funds are compared with the average annualized return of the 46 funds in the Lipper General Leveraged Closed-End Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium or discount represents the percentage difference between the fund's share price and its net asset value (NAV).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE PAST 12 MONTHS? Over the past year, these Funds were managed with the goals of supporting and strengthening their long-term dividend capabilities, improving call protection, and enhancing the Funds' tax efficiency by offsetting potential capital gains with capital losses.

Enhanced tax efficiency has been an increasing focus for us over the past six months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. The increased level of recent trading activity is reflected in the transaction volume figure for the Nuveen Exchange-Traded Funds for the third quarter of 1999, which was 10 times that of the same period in 1998. The strategy we are employing involves selling selected bonds that are trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering current market yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were earning less than bonds that were available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also - in most cases - increased the net earnings of the Funds. If current market conditions persist, we will continue to focus on this strategy.

Although new issue supply in the municipal market declined from last year's levels, we were able to identify attractive bonds in several sectors that added to the Funds' diversification. Among the sectors where we found value were utilities and transportation, especially in airport and toll road bonds. In NMO, we are currently seeing increased opportunities in the transportation sector on the West Coast, particularly California, where transportation infrastructure projects have received little attention for 20 years. Today, increased demand is being met with a growing number of toll road and rail projects. We have also increased our exposure to the New York market, buying bonds backed by dedicated special taxes, due to the improving credit quality of both New York state and city. In addition to enhancing diversification, these bonds provide attractive income, with the potential of being an excellent example of the types of purchases we made to support the Funds' dividends.

All four funds have holdings in the healthcare sector, which has been beset with concerns about deregulation and profitability. This sector is a dynamic and volatile area of the market and has created credit and rating pressures for certain healthcare organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to find value in sectors and bonds that have been overlooked by the rest of the market, the healthcare sector has been an area where Nuveen research and our prudent investment approach enable us to find and exploit opportunities that can add value for our shareholders. As credit spreads (or the difference between higher credit quality securities and those of lower credit quality) widened in recent months, rewarding investors with higher yields for assuming incremental risk, we continued to watch for selective opportunities to purchase attractive lower-rated issues with good future total return prospects. These prospects should be further enhanced when the federal government acts on proposals affecting federal reimbursements for Medicare, which should improve the creditworthiness of some healthcare organizations.

The Funds continue to offer excellent credit quality, with the portion of the Funds' assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 71% to 84% at the end of October 1999. Each of the three older funds has a high percentage (23%-28%) of U.S. guaranteed bonds, representing a large number of pre-refunded and escrowed issues. Over the next six months, shareholders can expect to see those percentages drop between 10% and 15% due to bond calls and sales. The prices of many of the U.S. guaranteed bonds have appreciated to their full extent, and we are taking advantage of opportunities to sell at attractive prices before they are called from our portfolios. The credit quality of the Funds will remain high, however, since these bonds are being replaced with insured and AAA bonds. All four funds also had allocations (8% to 17%) of BBB and non-rated bonds. These lower-rated bonds generally provided enhanced levels of yield, especially as credit spreads widened. In NAD, the investment guidelines allow us to further exploit credit spread differentials by investing up to 20% of the Fund's net assets in non-investment grade bonds rated BB and B. Nuveen's research expertise, along with our presence in the municipal market, means that shareholders can be assured that the creditworthiness of all issuers of non-investment grade bonds is subjected to Nuveen's stringent review process before these bonds are included in the Fund's portfolio.

All of the Nuveen funds in this report issue Muni-Preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from these preferred shares are used to buy additional long-term bonds for the leveraged funds' portfolios. These bonds can generate additional income for the portfolios, but may also increase volatility, including lengthening the Funds' durations. During the past year, the leverage ratios of NMA and NMO fell below the Nuveen guideline of 35%. This led to the issuance of new MuniPreferred shares for both funds in May. (NPP's leverage ratio remained above Nuveen's 35% guideline over the past 12 months.) Nuveen releveraged the Funds both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders.

In the area of bond calls, the newly established NAD offers excellent levels of call protection, due to the purchase of a number of noncallable bonds. This should provide additional protection and stability for the Fund's dividend over the next 12 years, an exceptionally long period, even for a new fund. The other three funds, which were assembled between June 1989 and March 1990, are now in the part of a bond's life when the likelihood of bond calls increases. Ten years after the original issue date, issuers typically have their first opportunity to call, or redeem, outstanding bonds. Calls are more likely to occur if current interest rates are more favorable to the issuer than the rates that prevailed when the bonds were first issued. Over the next four years, NPP's greatest exposure to bond calls occurs in the year 2000, when 13% of the Fund's portfolio is callable. In 2000, both NMA and NMO also face calls on 25% and 30%, respectively, of their portfolios.

To reduce the impact of calls, we continuously work on strategies designed to enhance the Funds' call protection. Currently, that includes selling bonds with short calls and extending the Funds' call protection by buying new issues with favorable call features. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. Given the current level of bond yields, we are evaluating suitable replacements for older bonds, focusing on undervalued bonds that have the potential to support the Funds' dividends and enhance portfolio structure. This should enable us to continue providing a competitive level of dividends for our shareholders.


WHAT IS NUVEEN'S OUTLOOK FOR THE FUNDS?
In the months ahead, we plan to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend capabilities of the Funds. We will also continue to work on strategies designed to manage the Funds' call exposure and enhance their total return potential. While credits spreads remain wider, we will continue to monitor the BBB and non-rated sector, watching for additional opportunities to take advantage of higher yields, especially in NPP and NAD. We believe that the durations of the three older funds are currently well positioned for a potential recovery in the bond market, but as stated earlier - NAD's duration will be shortened as market opportunities present themselves.

The ability to implement strategies with the potential to benefit the Funds demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and trying to capitalize on them to the benefit of shareholders.

Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview
As of October 31, 1999

NPP

PORTFOLIO STATISTICS
Inception Date                                6/89
--------------------------------------------------
Share Price                              $12 15/16
--------------------------------------------------
Net Asset Value                             $13.69
--------------------------------------------------
Market Yield                                 6.96%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                       10.09%
--------------------------------------------------
Fund Net Assets ($000)                  $1,220,432
--------------------------------------------------
Average Effective Maturity (Years)           18.28
--------------------------------------------------
Leverage-Adjusted Duration                   12.82
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.76%        -5.63%
--------------------------------------------------
5-Year                         6.13%         5.77%
--------------------------------------------------
10-Year                        6.02%         7.13%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.06%        -2.93%
--------------------------------------------------
5-Year                         9.24%         8.82%
--------------------------------------------------
10-Year                        9.28%        10.39%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                23%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------

BAR CHART:

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE3

11/98    0.075
12/98    0.075
1/99     0.075
2/99     0.075
3/99     0.075
4/99     0.075
5/99     0.075
6/99     0.075
7/99     0.075
8/99     0.075
9/99     0.075
10/99    0.075


SHARE PRICE PERFORMANCE
11/6/98        15.19
               15.5
               15.38
               15.44
               15.13
               15.25
               15.25
               15.13
               14.69
               14.56
               14.69
               14.75
               14.56
               14.75
               15
               15.06
               14.88
               15
               15
               15.125
               15
               15
               15
               15
               14.69
               14.5
               14.56
               14.75
               14.81
               14.94
               14.69
               15.06
               14.94
               14.88
               14.88
               14.75
               14.5
               13.94
               13.88
               14.06
               13.81
               13.25
               12.75
               12.88
               12.88
               12.44
               12.5
10/31/99       12.94

WEEKLY CLOSING PRICE

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL tax rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1998 of $0.0172 per share.

Nuveen Municipal Advantage Fund, Inc.
Performance Overview
As of October 31, 1999

NMA

PORTFOLIO STATISTICS
Inception Date                               12/89
--------------------------------------------------
Share Price                                $13 5/8
--------------------------------------------------
Net Asset Value                             $13.98
--------------------------------------------------
Market Yield                                 7.31%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                       10.59%
--------------------------------------------------
Fund Net Assets ($000)                    $958,923
--------------------------------------------------
Average Effective Maturity (Years)           17.98
--------------------------------------------------
Leverage-Adjusted Duration                   12.08
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.16%        -5.83%
--------------------------------------------------
5-Year                         7.08%         5.98%
--------------------------------------------------
Since Inception                6.05%         7.18%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -5.25%        -2.92%
--------------------------------------------------
5-Year                        10.25%         9.07%
--------------------------------------------------
Since Inception                9.28%        10.42%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                27%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------

BAR CHART:
1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

11/98    0.083
12/98    0.083
1/99     0.083
2/99     0.083
3/99     0.083
4/99     0.083
5/99     0.083
6/99     0.083
7/99     0.083
8/99     0.083
9/99     0.083
10/99    0.083


LINE CHART:
SHARE PRICE PERFORMANCE
11/6/98        16.06
               16.25
               16.25
               16.44
               16.38
               16.5
               16.44
               16.56
               16.5
               16.06
               16
               16
               16.19
               16.5
               16.44
               16.44
               16.5
               16.56
               16.63
               16.56
               16.44
               16.13
               16
               16.19
               15.81
               15.56
               15.56
               15.44
               15.38
               15.69
               15.56
               15.56
               15.75
               15.69
               15.63
               15.5
               15.38
               15.19
               15.13
               14.88
               14.75
               14.56
               14.38
               14.38
               14.25
               13.56
               13.56
10/31/99       13.63

WEEKLY CLOSING PRICE

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL tax rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview
As of October 31, 1999

NMO

PORTFOLIO STATISTICS
Inception Date                                3/90
--------------------------------------------------
Share Price                               $13 9/16
--------------------------------------------------
Net Asset Value                             $14.11
--------------------------------------------------
Market Yield                                 7.43%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                       10.77%
--------------------------------------------------
Fund Net Assets ($000)                  $1,022,643
--------------------------------------------------
Average Effective Maturity (Years)           18.33
--------------------------------------------------
Leverage-Adjusted Duration                   11.47
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -9.18%        -5.49%
--------------------------------------------------
5-Year                         7.46%         6.08%
--------------------------------------------------
Since Inception                6.00%         7.24%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -6.25%        -2.56%
--------------------------------------------------
5-Year                        10.66%         9.17%
--------------------------------------------------
Since Inception                9.23%        10.46%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                28%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------


BAR CHART:
1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
11/98    0.084
12/98    0.084
1/99     0.084
2/99     0.084
3/99     0.084
4/99     0.084
5/99     0.084
6/99     0.084
7/99     0.084
8/99     0.084
9/99     0.084
10/99    0.084


LINE CHART:
SHARE PRICE PERFORMANCE
11/6/98        16.06
               16.38
               16.5
               16.75
               16.5
               16.63
               16.5
               16.56
               16.38
               16
               16.31
               16.19
               16.13
               16.31
               16.31
               16.44
               16.44
               16.44
               16.56
               16.5
               16.38
               16.25
               16.19
               16.13
               15.88
               15.63
               15.69
               15.56
               15.81
               15.81
               15.75
               15.81
               15.94
               15.88
               15.88
               15.63
               15.47
               15.47
               15.31
               15.13
               15
               14.81
               14.56
               14.38
               14.5
               14.31
               13.56
               13.44
10/31/99       13.56

WEEKLY CLOSING PRICE

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL tax rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0149 per share.

Nuveen Dividend Advantage Municipal Fund
Performance Overview
As of October 31, 1999

NAD

PORTFOLIO STATISTICS
Inception Date                                5/99
--------------------------------------------------
Share Price                                $13 5/8
--------------------------------------------------
Net Asset Value                             $12.78
--------------------------------------------------
Market Yield                                 6.52%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)1                        9.45%
--------------------------------------------------
Fund Net Assets ($000)                    $794,783
--------------------------------------------------
Average Effective Maturity (Years)           23.77
--------------------------------------------------
Leverage-Adjusted Duration                   19.88
--------------------------------------------------

TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -7.29%        -8.83%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -6.40%        -7.90%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Healthcare                                     20%
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Water and Sewer                                 8%
--------------------------------------------------


BAR CHART:
1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE
7/99     0.074
8/99     0.074
9/99     0.074
10/99    0.074


LINE CHART:
SHARE PRICE PERFORMANCE
5/28/99        15.0625
               15
               15
               15.06
               15.06
               15.06
               15.06
               15.06
               15
               15
               15.06
               14.75
               14.75
               14.69
               14.63
               14.69
               14.5
               14.25
               14.44
               14.5
               14
               13.25
10/31/99       13.63



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report

THE SHAREHOLDER MEETING WAS HELD JULY 28, 1999.
                                                                                             NPP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                               49,254,370             3,615             3,039            3,151           3,568
   Withhold                                             662,151                --                46               18              36
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             49,916,521             3,615             3,085            3,169           3,604
====================================================================================================================================
Lawrence H. Brown
   For                                               49,316,998             3,615             3,043            3,151           3,568
   Withhold                                             599,523                --                42               18              36
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             49,916,521             3,615             3,085            3,169           3,604
====================================================================================================================================
Anne E. Impellizzeri
   For                                               49,362,615             3,615             3,043            3,151           3,568
   Withhold                                             553,906                --                42               18              36
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             49,916,521             3,615             3,085            3,169           3,604
====================================================================================================================================
Peter R. Sawers
   For                                               49,383,359             3,615             3,043            3,151           3,568
   Withhold                                             533,162                --                42               18              36
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             49,916,521             3,615             3,085            3,169           3,604
====================================================================================================================================
William J. Schneider
   For                                                       --             3,615             3,039            3,151           3,568
   Withhold                                                  --                --                46               18              36
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             3,615             3,085            3,169           3,604
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             3,615             3,039            3,151           3,568
   Withhold                                                  --                --                46               18              36
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             3,615             3,085            3,169           3,604
====================================================================================================================================
Judith M. Stockdale
   For                                               49,402,387             3,615             3,043            3,151           3,568
   Withhold                                             514,134                --                42               18              36
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             49,916,521             3,615             3,085            3,169           3,604
====================================================================================================================================

RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                               49,188,523             3,574             3,076            3,154           3,580
   Against                                              232,658                --                --                2              20
   Abstain                                              495,340                41                 9               13               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             49,916,521             3,615             3,085            3,169           3,604
====================================================================================================================================

Shareholder Meeting Report
                                                                                    NMA
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                      Preferred         Preferred         Preferred        Preferred       Preferred
                                        Common           Shares            Shares            Shares           Shares          Shares
                                        Shares         Series-M          Series-T          Series-W        Series-TH        Series-F
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                              35,857,897            2,503             2,645             2,415            1,950           2,418
   Withhold                            382,406               18                 5                29               --               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                            36,240,303            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
Lawrence H. Brown
   For                              35,870,376            2,503             2,645             2,415            1,950           2,418
   Withhold                            369,927               18                 5                29               --               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                            36,240,303            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
Anne E. Impellizzeri
   For                              35,905,843            2,503             2,645             2,415            1,950           2,418
   Withhold                            334,460               18                 5                29               --               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                            36,240,303            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
Peter R. Sawers
   For                              35,906,300            2,503             2,645             2,415            1,950           2,418
   Withhold                            334,003               18                 5                29               --               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                            36,240,303            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
William J. Schneider
   For                                      --            2,503             2,643             2,415            1,950           2,418
   Withhold                                 --               18                 7                29               --               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
Timothy R. Schwertfeger
   For                                      --            2,503             2,645             2,415            1,950           2,418
   Withhold                                 --               18                 5                29               --               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                                    --            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
Judith M. Stockdale
   For                              35,941,988            2,503             2,645             2,415            1,950           2,418
   Withhold                            298,315               18                 5                29               --               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                            36,240,303            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                              35,750,333            2,506             2,579             2,437            1,950           2,415
   Against                             146,479               10                --                 5               --               1
   Abstain                             343,491                5                71                 2               --               8
------------------------------------------------------------------------------------------------------------------------------------
   Total                            36,240,303            2,521             2,650             2,444            1,950           2,424
====================================================================================================================================
Shareholder Meeting Report
                                                                                             NMO
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS WAS REACHED AS FOLLOWS:
                                                                        Preferred         Preferred        Preferred       Preferred
                                                         Common            Shares            Shares           Shares          Shares
                                                         Shares          Series-M          Series-T         Series-W        Series-F
====================================================================================================================================
Robert P. Bremner
   For                                               37,812,462             3,560             3,559            3,170           3,725
   Withhold                                             400,772                11               144               30               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,213,234             3,571             3,703            3,200           3,729
====================================================================================================================================
Lawrence H. Brown
   For                                               37,862,463             3,560             3,563            3,170           3,725
   Withhold                                             350,771                11               140               30               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,213,234             3,571             3,703            3,200           3,729
====================================================================================================================================
Anne E. Impellizzeri
   For                                               37,890,605             3,560             3,563            3,170           3,725
   Withhold                                             322,629                11               140               30               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,213,234             3,571             3,703            3,200           3,729
====================================================================================================================================
Peter R. Sawers
   For                                               37,919,551             3,566             3,563            3,170           3,725
   Withhold                                             293,683                 5               140               30               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,213,234             3,571             3,703            3,200           3,729
====================================================================================================================================
William J. Schneider
   For                                                       --             3,560             3,559            3,170           3,723
   Withhold                                                  --                11               144               30               6
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             3,571             3,703            3,200           3,729
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                       --             3,560             3,559            3,170           3,725
   Withhold                                                  --                11               144               30               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                     --             3,571             3,703            3,200           3,729
====================================================================================================================================
Judith M. Stockdale
   For                                               37,924,335             3,566             3,563            3,170           3,725
   Withhold                                             288,899                 5               140               30               4
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,213,234             3,571             3,703            3,200           3,729
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                               37,725,332             3,549             3,563            3,170           3,728
   Against                                              150,274                14                --               --              --
   Abstain                                              337,628                 8               140               30               1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             38,213,234             3,571             3,703            3,200           3,729
====================================================================================================================================

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc. and Nuveen Dividend Advantage Municipal Fund as of October 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc. and Nuveen Dividend Advantage Municipal Fund at October 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
December 21, 1999

                            Portfolio of Investments
                            Nuveen Performance Plus Municipal Fund, Inc. (NPP)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Alabama - 0.7%

$   3,615,000   Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds, 8/05 at 100          AAA           $ 3,846,360
                 Series 1994, 6.750%, 8/15/17

    5,075,000   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,          2/07 at 101          AAA             4,851,396
                 Series 1997-A, 5.625%, 2/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.1%

      875,000   Alaska Housing Finance Corporation, Collateralized Bonds,             6/00 at 102          AAA               884,958
                 1989 First Series (Veterans Mortgage Program), 7.450%, 12/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    5,300,000   Yuma Regional Medical Center on Behalf of Hospital District No. 1 8/02 at 101 1/2       N/R***             5,856,394
                 of Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.8%

    7,595,000   Arkansas Development Finance Authority, Single Family Mortgage        1/07 at 102          AAA             7,631,228
                 Revenue Bonds, 1996 Series H, 6.100%, 7/01/30
                 (Alternative Minimum Tax)

    3,105,000   Arkansas Development Finance Authority, Home Mortgage Revenue     7/08 at 101 1/2          AAA             2,696,072
                 Bonds, 1998 Series B, 5.300%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                California - 8.7%

                Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim
                Public Improvements Project), Subordinate Lease Revenue Bonds,
                1997 Series C:
   11,000,000    0.000%, 9/01/20                                                     No Opt. Call          AAA             3,141,490
   25,855,000    0.000%, 9/01/24                                                     No Opt. Call          AAA             5,763,597

   11,900,000   State Public Works Board of the State of California, Lease Revenue    9/00 at 102          AAA            12,388,376
                 Bonds (The Trustees of the California State University),
                 1990 Series A (California State University Library Projects),
                 6.250%, 9/01/16 (Pre-refunded to 9/01/00)

    5,000,000   Mt. Diablo Hospital District, California Insured Hospital Revenue    12/03 at 102          AAA             4,434,500
                 Bonds, 1993 Series A, 5.125%, 12/01/23

   13,450,000   Ontario Redevelopment Financing Authority (San Bernardino            No Opt. Call          AAA            15,551,159
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.200%, 8/01/17

   20,420,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA            22,854,677
                 Residential Mortgage Revenue Refunding Bonds, 1991 Series A,
                 7.150%, 2/01/10

    2,325,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA             2,852,031
                 Restructured Single Family Mortgage Revenue Bonds,
                 Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)

    8,140,000   San Bernardino Joint Powers Financing Authority, Lease               12/05 at 102           A1             7,614,644
                 Revenue Bonds (State of California Department of Transportation
                 Lease), 1995 Series A, 5.500%, 12/01/20

   10,000,000   San Bernardino County, California, Certificates of Participation,     8/05 at 102          AAA            10,622,100
                 Series 1995 (Medical Center Financing Project),
                 5.500%, 8/01/15 (Pre-refunded to 8/01/05)

    4,075,000   Southern California Public Power Authority (Palo Verde Project),      7/03 at 102        A+***             3,732,211
                 Power Project Revenue Bonds, 1993 Refunding Series A,
                 5.000%, 7/01/15

   15,745,000   Walnut Valley Unified School District (Los Angeles County,            8/11 at 103          AAA            17,938,908
                 California), General Obligation Refunding Bonds, Series 1997A,
                 7.200%, 2/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.0%

    3,000,000   Colorado Health Facilities Authority, Revenue Bonds (National         1/08 at 101            A             2,611,200
                 Jewish Medical and Research Center Project), Series 1998,
                 5.375%, 1/01/28

                            Portfolio of Investments
                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
$   1,020,000    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102          Aaa           $ 1,118,450
                 (Pre-refunded to 11/15/02)
    3,980,000    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102         BBB+             4,237,824

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
    1,035,000    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/00 at 102          Aaa             1,097,628
                 (Pre-refunded to 11/15/00)
   10,910,000    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/00 at 102         BBB+            11,421,897

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    1,715,000    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102          Aaa             1,895,590
                 (Pre-refunded to 11/15/01)
    4,755,000    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102         BBB+             5,155,228
      955,000    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100          Aaa             1,024,295
                 (Pre-refunded to 11/15/01)
    2,640,000    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100         BBB+             2,776,858

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    1,000,000    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100          Aaa             1,053,580
                 (Pre-refunded to 11/15/01)
    3,720,000    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100         BBB+             3,830,782


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 3.4%

   15,000,000   State of Florida, Full Faith and Credit, State Board of Education,    6/10 at 101          AA+            14,465,250
                 Public Education Capital Outlay Refunding Bonds, 1999 Series D,
                 5.750%, 6/01/22 (DD, settling on 3/15/00)

   25,935,000   City of St. Petersburg Health Facilities Authority (Florida),        12/99 at 102          Aaa            26,542,138
                 Allegany Health System Revenue Bonds (St. Mary's Hospital, Inc.),
                 Series 1985B, 7.750%, 12/01/15 (Pre-refunded to 12/01/99)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 4.2%

    1,200,000   City of Atlanta, Georgia, General Obligation Refunding Bonds,        12/08 at 100          AAA             1,040,544
                 Series 1998, 5.000%, 12/01/23

    5,000,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,        No Opt. Call          AAA             4,795,450
                 Series 1999A, 5.500%, 11/01/22

    9,000,000   George L. Smith II World Congress Center Authority, Revenue           7/00 at 102          Aaa             9,369,270
                 Bonds (Domed Stadium Project), Series 1990, 7.875%, 7/01/20
                 (Alternative Minimum Tax)

    2,000,000   George L. Smith II World Congress Center Authority, Refunding         7/10 at 101          AAA             1,840,860
                 Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax) (DD, settling on 4/04/00)

   10,000,000   Development Authority of Monroe County (Georgia), Pollution           4/00 at 102           A+            10,209,400
                 Control Revenue Bonds (Georgia Power Company Plant-Scherer
                 Project), Second Series 1994, 6.750%, 10/01/24

   25,000,000   Private Colleges and Universities Authority (Georgia), Revenue       11/09 at 101         Aa1-            23,505,000
                 Bonds (Emory University Project), Series 1999A, 5.500%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 13.7%

    3,000,000   City of Chicago, General Obligation Library Bonds, Series 1997,       1/08 at 102          AAA             2,927,850
                 5.750%, 1/01/17

   20,500,000   Chicago School Reform Board of Trustees of the Board of Education    12/07 at 102          AAA            17,891,580
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/30

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
   10,000,000    0.000%, 12/01/19                                                    No Opt. Call          AAA             2,904,500
   21,800,000    0.000%, 12/01/23                                                    No Opt. Call          AAA             4,915,464

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
   10,000,000    0.000%, 12/01/20                                                    No Opt. Call          AAA             2,725,500
   30,160,000    0.000%, 12/01/22                                                    No Opt. Call          AAA             7,250,464
   16,715,000    0.000%, 12/01/23                                                    No Opt. Call          AAA             3,768,898

    5,000,000   City of Chicago, Illinois, Gas Supply Revenue Bonds,                  5/00 at 102          AA-             5,186,450
                 1990 Series A (The Peoples Gas Light and Coke Company Project),
                 8.100%, 5/01/20 (Alternative Minimum Tax)

    9,145,000   City of Chicago, Illinois, Chicago Midway Airport Revenue Bonds,      1/07 at 101          AAA             8,371,516
                 1996 Series A, 5.500%, 1/01/29

   10,600,000   Illinois Development Finance Authority, Revenue and Refunding         2/00 at 102      Baa2***            10,929,024
                 Bonds, Series 1990A (Columbus-Cuneo-Cabrini Medical Center),
                 8.500%, 2/01/15 (Pre-refunded to 2/01/00)

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

                Illinois Development Finance Authority, Multi-Family Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
$   5,130,000    7.800%, 3/01/06 (Alternative Minimum Tax)                            3/02 at 102          N/R           $ 5,420,922
    5,960,000    7.200%, 9/01/08 (Alternative Minimum Tax)                            3/02 at 102          N/R             6,221,048

    1,000,000   Illinois Educational Facilities Authority, Revenue Bonds, Midwestern  5/08 at 101            A               915,730
                 University, Series 1998B, 5.500%, 5/15/18

   10,000,000   Illinois Educational Facilities Authority, Adjustable Demand Revenue 12/03 at 102       Aa1***            10,581,000
                 Bonds, The University of Chicago, Series 1985 Remarketed,
                 5.700%, 12/01/25 (Pre-refunded to 12/01/03)

   12,910,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A     8/04 at 102           AA            12,623,656
                 (Northwestern Memorial Hospital), 6.000%, 8/15/24

    4,620,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1989B     2/00 at 102           AA             4,751,855
                 (Northwestern Memorial Hospital), 7.200%, 8/15/07

    4,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        8/09 at 101           A-             3,501,480
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.250%, 8/15/15

    6,330,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/08 at 102            A             5,714,534
                 Series 1998 (Midwest Physician Group Ltd.), 5.500%, 11/15/19

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
   16,570,000    0.000%, 12/15/20                                                    No Opt. Call          AAA             4,505,383
   23,550,000    0.000%, 12/15/22                                                    No Opt. Call          AAA             5,647,997
   23,575,000    0.000%, 12/15/23                                                    No Opt. Call          AAA             5,302,961

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1998A:
   10,280,000    5.500%, 12/15/23                                                    No Opt. Call          AAA             9,709,460
    3,000,000    5.500%, 6/15/29                                                     No Opt. Call          AAA             2,804,910

   17,865,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,         No Opt. Call          AAA            17,447,138
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1999, 5.750%, 6/01/23

    6,090,000   Sherman, Illinois, Mortgage Revenue Bonds (Villa Vianney),           10/09 at 102          AAA             6,090,000
                 GNMA Series 1999 Refunding, 6.450%, 10/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 4.2%

    3,750,000   Fort Wayne International Airport Air Trade Center Building            1/08 at 101          Aaa             3,194,813
                 Corporation (Allen County, Indiana), First Mortgage Bonds,
                 Series 1998, 5.000%, 1/15/20 (Alternative Minimum Tax)

    5,000,000   Fort Wayne South Side School Building Corporation, First Mortgage     1/04 at 102          AAA             5,356,150
                 Bonds, Series 1994, Allen County, Indiana, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)

    5,250,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/04 at 102          AAA             5,327,228
                 Series 1994A Guarantee Revenue Bonds, 6.000%, 2/01/16

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Series 1997 (Ancilla Systems Incorporated Obligated Group):
   15,380,000    5.250%, 7/01/17                                                      7/07 at 101          AAA            13,937,971
   13,735,000    5.250%, 7/01/22                                                      7/07 at 101          AAA            12,240,495

    4,980,000   Indiana Municipal Power Agency, Special Obligation Bonds,            11/02 at 100          AAA             4,555,903
                 First Crossover Series and Power Supply System Refunding
                 Revenue Bonds, 1998 Series B, 5.300%, 1/01/16
                 (Pre-refunded to 11/26/02)

    5,730,000   Michigan City School Building Corporation, First Mortgage Bonds,     12/04 at 102          AAA             6,050,651
                 Series 1994 A, LaPorte and Porter Counties, Indiana, 6.125%, 12/15/09


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.5%

    5,815,000   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,        11/99 at 101          Aaa             5,880,361
                 1988 Issue B (GNMA Mortgage-Backed Securities Program),
                 8.250%, 5/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.9%

   10,000,000   County of Carroll, Kentucky, Collateralized Pollution Control         9/02 at 102          Aa2            10,837,300
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16

                            Portfolio of Investments
                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Louisiana - 5.7%

$   3,310,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage  12/00 at 103          Aaa           $ 3,422,970
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1988F, 7.875%, 12/01/21 (Alternative Minimum Tax)

    1,600,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage  10/07 at 102          Aaa             1,546,816
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1996C-1, 5.750%, 10/01/26

    5,035,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage  10/07 at 102          Aaa             4,940,141
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1997B-1, 5.750%, 10/01/26

    6,000,000   East Baton Rouge Mortgage Finance Authority (Composite Remarketing,   4/08 at 101          Aaa             5,314,980
                 Refunding and New Issue), Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Mortgage-Backed Securities Program),
                 Series 1998A, 5.450%, 10/01/30 (Alternative Minimum Tax)

    4,250,000   Parish of Jefferson Home Mortgage Authority (Louisiana), GNMA        12/00 at 103          Aaa             4,388,975
                 Collateralized Single Family Mortgage Revenue Bonds, Series 1989A,
                 7.875%, 12/01/21 (Alternative Minimum Tax)

   35,700,000   Louisiana Stadium and Exposition District, Hotel Occupancy            7/06 at 102          AAA            37,976,232
                 Tax Bonds, Series 1996, 5.750%, 7/01/26 (Pre-refunded to 7/01/06)

    5,630,000   New Orleans Housing Development Corporation, Multifamily Housing      6/03 at 100          AAA             5,906,771
                 Revenue Refunding Bonds, Series 1990A (Curran Place
                 Apartments/Fannie Mae Collateralized), 7.700%, 8/01/23

    6,500,000   City of Shreveport, State of Louisiana, Water and Sewer Revenue       6/03 at 103          AAA             6,589,635
                 Bonds, 1986 Series A, 5.950%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.9%

   11,000,000   Maine State Housing Authority, Mortgage Purchase Bonds,               2/04 at 102           AA            10,434,270
                 1994 Series A, 5.700%, 11/15/26


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 1.3%

    7,475,000   Housing Opportunities Commission of Montgomery County                 7/04 at 102          Aaa             7,579,800
                 (Montgomery County, Maryland), Multifamily Housing Revenue Bonds,
                 1994 Series A, 6.250%, 7/01/28

    7,090,000   City of Takoma Park, Maryland, Hospital Facilities Refunding and     No Opt. Call          AAA             7,753,199
                 Improvement Revenue Bonds (Washington Adventist Hospital),
                 Series 1995, 6.500%, 9/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.2%

   10,065,000   City of Boston, Massachusetts, Boston City Hospital Revenue Bonds     8/00 at 102          Aaa            10,532,721
                 (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                 (Pre-refunded to 8/15/00)

   14,375,000   Massachusetts Bay Transportation Authority, General Transportation    3/01 at 102          AAA            15,326,481
                 System Bonds, 1990 Series B, 7.875%, 3/01/21 (Pre-refunded to 3/01/01)

      410,000   Massachusetts Municipal Wholesale Electric Company, Power Supply     No Opt. Call         BBB+               462,767
                 System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

                Massachusetts Development Finance Agency, Revenue Bonds,
                Northern Berkshire Community Services, Inc. Issue, 1999 Series A:
    1,500,000    6.250%, 8/15/19                                                      8/09 at 101            A             1,461,645
    3,725,000    6.250%, 8/15/25                                                      8/09 at 101            A             3,665,996

   10,100,000   Massachusetts Health and Educational Facilities Authority,            7/02 at 102          AAA            10,541,976
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

    1,420,000   Massachusetts Health and Educational Facilities Authority,            7/08 at 101          Aaa             1,130,647
                 Revenue Bonds, Southcoast Health System Obligated Group Issue,
                 Series A, 4.750%, 7/01/27

    8,000,000   Massachusetts Water Resources Authority, General Revenue Bonds,       4/00 at 102          AAA             8,278,880
                 1990 Series A, 7.500%, 4/01/16 (Pre-refunded to 4/01/00)

------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 4.7%

   17,000,000   School District of the City of Birmingham, County of Oakland,        11/07 at 100          AAA            14,009,020
                 State of Michigan, School Building and Site Bonds, Series 1998,
                 4.750%, 11/01/24

    9,500,000   City of Detroit, Michigan, Water Supply System Revenue                7/07 at 101          AAA             8,287,990
                 (Senior Lien) Bonds, Series 1997-A, 5.000%, 7/01/21

    4,220,000   Grand Rapids Housing Corporation, Multifamily Revenue Refunding       1/04 at 104          AAA             4,480,965
                 Bonds, Series 1992 (FHA-Insured Mortgage Loan-Section 8
                 Assisted Elderly Project), 7.375%, 7/15/41

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)

$   4,030,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage      8/08 at 100          AAA           $ 3,576,786
                 Hospital Revenue Bonds (Portage Health System, Inc.), Series 1998,
                 5.450%, 8/01/47

   15,000,000   Michigan Public Power Agency, Belle River Project Refunding           1/03 at 102          AAA            13,709,850
                 Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

    6,000,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds   9/09 at 102          AAA             5,475,900
                  (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative Minimum Tax)

    8,425,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne        12/08 at 101          AAA             7,970,977
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.250%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 3.9%

    7,550,000   The Dakota County Housing and Redevelopment Authority,                4/04 at 102          AAA             7,817,950
                 Single Family Mortgage Revenue Bonds (Fannie Mae Mortgage-Backed
                 Securities Program), Series 1994A, 6.900%, 10/01/27
                 (Alternative Minimum Tax)

   23,655,000   The Housing and Redevelopment Authority of the City of Saint Paul,   11/15 at 103          AAA            26,835,415
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center Project),
                 Series 1996, 7.100%, 11/01/23

                The Housing and Redevelopment Authority of the City of Saint Paul,
                Minnesota, Single Family Mortgage Revenue Refunding Bonds
                (Middle Income Program, Phase II FNMA Mortgage-Backed
                Securities Program), Series 1995:
    2,290,000    6.400%, 3/01/21                                                      3/05 at 102          Aaa             2,335,342
    9,655,000    6.800%, 3/01/28                                                3/05 at 102 19/32          Aaa            10,081,558


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.0%

    9,750,000   Mississippi Business Finance Corporation, Pollution Control Revenue  10/03 at 102         BBB-             8,622,510
                 Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22

    3,635,000   Mississippi Hospital Equipment and Facilities Authority, Revenue      1/07 at 102            A             3,503,159
                 Refunding Bonds, Series 1997B (Rush Medical Foundation Project),
                 6.000%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.4%

    4,875,000   Missouri Housing Development Commission, Single Family               11/99 at 102          AAA             4,917,754
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1988 Series A, 8.300%, 5/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Montana - 0.4%

    5,000,000   Montana Higher Education Student Assistance Corporation,             12/08 at 101           A2             4,524,350
                 Student Loan Revenue Bonds, Subordinate Series 1998B,
                 5.500%, 12/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.9%

   10,505,000   State of Nevada, General Obligation-Limited Tax Bonds,                5/06 at 101        AA***            11,212,407
                 (Nevada Municipal Bond Bank Project No. 52), Series July 1,
                 1996A, 6.000%, 5/15/21 (Pre-refunded to 5/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.3%

    3,070,000   The Industrial Development Authority of the State of New Hampshire,  12/99 at 103         BBB+             3,166,644
                 Pollution Control Revenue Bonds (The United Illuminating Company
                 Project), 1989 Series A, 8.000%, 12/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.1%

    2,450,000   New Jersey Health Care Facilities Financing Authority, Meridian       7/09 at 101          AAA             2,270,244
                 Health System Obligated Group Issue, Revenue Bonds,
                 Series 1999, 5.375%, 7/01/24

    3,000,000   New Jersey Economic Development Authority, Transportation             5/09 at 100          AAA             2,812,230
                 Project Sublease Revenue Bonds (New Jersey Transit Corporation
                 Light Rail Transit System Projects), 1999 Series A and B,
                 5.250%, 5/01/17

    8,750,000   New Jersey Transportation Trust Fund Authority, Transportation        6/07 at 102          Aa2             8,235,850
                 System Bonds, 1996 Series B, 5.250%, 6/15/16

                            Portfolio of Investments
                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                            October 31, 1999

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                New York - 11.9%

$       5,000   The City of New York, General Obligation Bonds, Fiscal 1987 Series D, 2/00 at 101           A-           $     5,104
                 8.500%, 8/01/08

                The City of New York, General Obligation Bonds, Fiscal 1992 Series C:
    7,910,000    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                        8/02 at 101 1/2          AAA             8,474,062
       90,000    6.625%, 8/01/14                                                  8/02 at 101 1/2          AAA                95,861

   12,500,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series A, No Opt. Call          A-            13,719,375
                 Fixed Rate Tax-Exempt Bonds, 7.000%, 8/01/05

   16,295,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F, 2/06 at 101 1/2       A-            15,945,472
                 5.750%, 2/01/15

   20,650,000   New York City Municipal Water Finance Authority, Water and            6/06 at 101          AAA            19,979,495
                 Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

   10,000,000   New York City Municipal Water Finance Authority, Water and            6/09 at 101           A1             9,603,400
                 Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.750%, 6/15/30

    5,755,000   New York City Transitional Finance Authority, Future Tax Secured      8/09 at 101           AA             5,559,215
                 Bonds, Fiscal 2000 Series A, Tax-Exempt, 5.750%, 8/15/24

    4,350,000   Dormitory Authority of the State of New York, State University        5/00 at 102          Aaa             4,524,957
                 Educational Facilities Revenue Bonds, Series 1990A,
                 7.700%, 5/15/12 (Pre-refunded to 5/15/00)

    4,000,000   Dormitory Authority of the State of New York, State University        5/00 at 100            A             3,976,280
                 Educational Facilities Revenue Bonds, Series 1990B, 6.000%, 5/15/17

    2,070,000   Dormitory Authority of the State of New York (853 Schools Program     7/08 at 101          AAA             1,953,397
                 1998 Issue 1), Gateway-Longview, Inc. Insured Revenue Bonds,
                 Series 1998A, 5.500%, 7/01/18

    4,600,000   Dormitory Authority of the State of New York, Skidmore College        8/08 at 101          AAA             3,563,344
                 Insured Revenue Bonds, Series 1998, 4.500%, 8/15/28

   12,125,000   Dormitory Authority of the State of New York, Mental Health Services  2/09 at 101          AAA            10,056,596
                 Facilities Improvement Revenue Bonds, Series 1999C, 4.750%, 8/15/19

   17,000,000   Dormitory Authority of the State of New York, City University System  7/09 at 101          AAA            15,793,680
                 Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

    4,000,000   New York State Medical Care Facilities Finance Agency,                2/00 at 102           AA             4,099,080
                 St. Lukes-Roosevelt Hospital Center FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series A, 7.375%, 2/15/19

   14,750,000   New York State Medical Care Facilities Finance Agency,                2/04 at 102          AAA            14,042,000
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.375%, 2/15/14

   15,000,000   New York State Urban Development Corporation, Correctional Facilities 1/00 at 102          Aaa            15,384,900
                 Revenue Bonds, Series G, 7.250%, 1/01/14 (Pre-refunded to 1/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.4%

    5,000,000   North Carolina Municipal Power Agency, Number 1 Catawba               1/08 at 102          AAA             4,285,950
                 Electric Revenue Bonds, Series 1998A, 5.000%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 2.5%

   20,000,000   Ohio Housing Finance Agency, Residential Mortgage Revenue             7/09 at 100          AAA            18,679,200
                 Bonds, 1999 Series C (Mortgage-Backed Securities Program),
                 5.750%, 9/01/30 (Alternative Minimum Tax)

                Ohio Water Development Authority, Solid Waste Disposal Revenue
                Bonds (Bay Shore Power Project), Convertible Series 1998B:
    6,550,000    6.625%, 9/01/20 (Alternative Minimum Tax)                            9/09 at 102          N/R             6,387,626
    4,000,000    5.875%, 9/01/20 (Alternative Minimum Tax)                            9/08 at 102          N/R             3,619,320

      240,000   Toledo-Lucas County Port Authority, Development Revenue Bonds        No Opt. Call          N/R               240,154
                 (Northwest Ohio Bond Fund), Series 1989C, 8.250%, 11/15/99
                 (Alternative Minimum Tax)

      650,000   Toledo-Lucas County Port Authority, Development Revenue Bonds         5/00 at 102       N/R***               671,704
                 (Northwest Ohio Bond Fund), Series 1989E, 8.375%, 5/15/05
                 (Alternative Minimum Tax) (Pre-refunded to 5/15/00)

      750,000   Toledo-Lucas County Port Authority, Development Revenue Bonds        11/99 at 102          N/R               763,380
                 (Northwest Ohio Bond Fund), Series 1989F, 8.375%, 11/15/04
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.7%

    9,150,000   Port Saint Helens Pollution Control (Portland General Electric),     No Opt. Call           A3             8,491,292
                 Series 1985-B, 4.800%, 6/01/10

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Pennsylvania - 1.9%

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series of 1998:
$   3,125,000    0.000%, 5/15/22                                                     No Opt. Call          AAA           $   782,063
    3,125,000    0.000%, 5/15/23                                                     No Opt. Call          AAA               733,750
    3,135,000    0.000%, 5/15/24                                                     No Opt. Call          AAA               692,177
    3,155,000    0.000%, 5/15/26                                                     No Opt. Call          AAA               612,764
    4,145,000    0.000%, 11/15/26                                                    No Opt. Call          AAA               780,545
    2,800,000    0.000%, 5/15/28                                                     No Opt. Call          AAA               479,724
    3,000,000    0.000%, 11/15/28                                                    No Opt. Call          AAA               498,060

   11,000,000   Delaware County Authority, Health System Revenue Bonds,              11/08 at 102          AAA             9,312,930
                 Catholic Health East Issue, Series 1998A, 4.875%, 11/15/18

    4,500,000   Delaware County Industrial Development Authority, Refunding           1/08 at 102          BB-             4,126,095
                 Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.200%, 7/01/19

    5,390,000   Pennsylvania Higher Educational Facilities Authority (Commonwealth   11/00 at 102         A***             5,695,182
                 of Pennsylvania), Revenue Bonds (Thomas Jefferson University-Jefferson
                 Park Hospital), 1990 Series, 7.750%, 11/01/15 (Pre-refunded to 11/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

    6,925,000   State of South Carolina, General Obligation State Capital Improvement 10/09 at 101         AAA             5,628,155
                 Bonds, Series 1999A, 4.000%, 10/01/14

    2,095,000   South Carolina State Housing Finance and Development Authority,   1/00 at 101 1/2           AA             2,126,949
                 Homeownership Mortgage Purchase Bonds, 1988 Series A,
                 8.600%, 7/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.9%

    4,000,000   The Health and Educational Facilities Board of Johnson City,          1/09 at 101          AAA             3,480,720
                 Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                 Series 1998C (Johnson City Medical Center Hospital), 5.125%, 7/01/25

    7,065,000   The Health, Educational and Housing Facility Board of the City        1/03 at 103          AAA             7,302,031
                 of Memphis, Tennessee, Multifamily Mortgage Revenue Refunding
                 Bonds (Riverdale Plaza Apartments Project), Series 1993,
                 6.350%, 7/20/28


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.4%

   11,800,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding    11/02 at 100          AAA            11,629,608
                 Bonds, Series 1992, 5.750%, 11/15/16

   20,000,000   Dallas-Fort Worth International Airport Facility Improvement         11/00 at 102         Baa2            20,766,800
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

    3,850,000   Fort Worth Housing Finance Corporation, Home Mortgage Revenue        10/01 at 103           Aa             4,038,612
                 Refunding Bonds, Series 1991A, 8.500%, 10/01/11

    1,500,000   Harris County Health Facilities Development Corporation,              7/09 at 101          AAA             1,354,125
                 Revenue Bonds (CHRISTUS Health), Series 1999A, 5.375%, 7/01/24

      595,000   Hidalgo County Housing Finance Corporation, Single Family Mortgage    4/04 at 102          Aaa               610,500
                 Revenue Bonds (GNMA and FNMA Collateralized), Series 1994A,
                 6.750%, 10/01/15 (Alternative Minimum Tax)

    3,885,000   Houston Independent School District Public Facility Corporation      No Opt. Call          AAA             1,134,342
                 (Harris County, Texas), Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/19

                City of Houston, Texas, Water and Sewer System, Junior Lien
                Revenue Refunding Bonds, Series 1998A:
   28,500,000    0.000%, 12/01/24                                                    No Opt. Call          AAA             6,085,035
   49,015,000    0.000%, 12/01/27                                                    No Opt. Call          AAA             8,641,835

    1,690,000   City of Laredo, Texas (Webb County), Combination Tax and Sewer        2/08 at 100          AAA             1,378,922
                 System Revenue Certificates of Obligation, Series 1998A, 4.500%, 2/15/18

                Leander Independent School District (Williamson and Travis
                Counties, Texas), Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
    4,930,000    0.000%, 8/15/20                                                 8/06 at 46 15/32          AAA             1,368,272
    3,705,000    0.000%, 8/15/22                                                  8/06 at 41 5/16          AAA               907,021

    1,825,000   The Lubbock Housing Finance Corporation (Texas), Single Family        6/07 at 102          AAA             1,854,620
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage Backed
                 Securities Program), Series 1997A, 6.125%, 12/01/17

                            Portfolio of Investments
                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas (continued)

$   6,050,000   City of San Antonio, Texas, Electric and Gas Systems Revenue          2/09 at 100          Aa1           $ 4,858,937
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21

    9,570,000   State of Texas, Veterans Bonds, Series 1985, General Obligation      12/99 at 100          AAA             9,607,706
                 Bonds, 8.300%, 12/01/16 (Pre-refunded to 12/01/99)

    4,500,000   Texas Water Development Board, State Revolving Fund,                  7/09 at 100          AAA             4,236,255
                 Senior Lien Revenue Bonds, Program Series 1999A, 5.500%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.9%

   13,000,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997 (IHC Health    8/07 at 101          AAA            11,583,000
                 Services, Inc.), 5.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.9%

   11,000,000   Vermont Housing Finance Agency, Single Family Housing Bonds,         11/04 at 102           A+            11,449,570
                 Series 5, 7.000%, 11/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.9%

   10,865,000   Fairfax County Water Authority (Virginia), Water Revenue Bonds,       1/00 at 102          AAA            11,143,682
                 Series 1989, 7.250%, 1/01/27 (Pre-refunded to 1/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 2.6%

   12,235,000   Public Utility District No. 1 of Chelan County, Washington,          No Opt. Call          AAA             2,345,450
                 Columbia River-Rock Island Hydro-Electric System Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 6/01/26

    2,815,000   Grant County Public Utility District 2, Wanapum Hydro Electric        1/06 at 102          AAA             2,646,240
                 Revenue Bonds, Series 1997A, Master Lease Program, 5.625%, 1/01/26

    5,000,000   Washington State Housing Finance Commission, Nonprofit Housing        7/09 at 101           AA             4,829,050
                 Revenue Bonds (The Kline Galland Center Project), Series 1999,
                 6.000%, 7/01/29

   16,000,000   Washington Public Power Supply System, Nuclear Project                7/03 at 102          AAA            15,532,480
                 No. 1 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

    2,065,000   Washington Public Power Supply System, Nuclear Project No. 2         No Opt. Call          Aaa             2,271,520
                 Revenue Bonds, Series 1981A, 14.375%, 7/01/01

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 3          7/03 at 102          Aa1             3,840,360
                 Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.3%

    2,105,000   West Virginia Housing Development Fund, Housing Finance Bonds,        5/02 at 102          AAA             2,121,650
                 1992 Series C, 7.200%, 11/01/18 (Alternative Minimum Tax)

      975,000   West Virginia Housing Development Fund, Housing Finance Bonds,        5/02 at 102          AAA               985,860
                 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 1.2%

    8,900,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/03 at 102          AAA             7,819,360
                 Bonds, Series 1993 (Aurora Health Care Obligated Group),
                 5.250%, 8/15/23

    7,490,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds, 7/08 at 103          N/R             6,898,360
                 Series 1998 (Agnesian Healthcare, Inc.), 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$1,449,090,000  Total Investments - (cost $1,210,081,174) - 97.6%                                                      1,191,348,501
==============
                Short-Term Investments - 3.7%

    2,500,000   Ascension Parish Pollution Control (BASF Wyandotte Corporation),                           P-1             2,500,000
                 Variable Rate Demand Bonds, 3.500%, 12/01/05+

    3,190,000   California Health Facilities Financing Authority, Refunding Revenue                     VMIG-1             3,190,000
                 Bonds (St. Joseph Health System), Series 1985B, Variable Rate
                 Demand Bonds, 3.500%, 7/01/13+

    4,500,000   California Health Facilities Financing Authority (St. Joseph Health System),            VMIG-1             4,500,000
                 Series 1991B, Variable Rate Demand Bonds, 3.500%, 7/01/09+

    4,500,000   California Statewide Communities Development Authority, Certificates                    VMIG-1             4,500,000
                 of Participation (St. Joseph Health System), Variable Rate
                 Demand Bonds, 3.500%, 7/01/24+

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Short-Term Investments (continued)

$   4,000,000   Farmington Pollution Control (Arizona Public Service Co.- Four                            A-1+           $ 4,000,000
                 Corners Project), 1994 Series B, Variable Rate Demand Bonds,
                 3.550%, 9/01/24+

    4,000,000   The Fayetteville Public Facilities Board (Arkansas), Variable Rate                      VMIG-1             4,000,000
                 Demand Refunding Revenue Bonds (Butterfield Trail Village Project),
                 Series 1997, 3.500%, 9/01/27+

    4,300,000   Guadalupe-Blanco River Authority (Texas), Pollution Control Revenue                     VMIG-1             4,300,000
                 Refunding Bonds (Central Power and Light Company Project),
                 Series 1995, Variable Rate Demand Bonds, 3.500%, 11/01/15+

    5,700,000   Lincoln County, Wyoming, Pollution Control (Exxon), Series A,                             A-1+             5,700,000
                 Variable Rate Demand Bonds, 3.600%, 11/01/14+

    4,900,000   Louisiana Offshore Terminal Authority, Deepwater Port Refunding                         VMIG-1             4,900,000
                 Revenue Bonds, (Loop Inc. Project), First Stage Series 1992A,
                 Variable Rate Demand Bonds, 3.500%, 9/01/08+

    1,300,000   Louisville/Jefferson County Regional Airport Authority, Facilities                      VMIG-1             1,300,000
                 Revenue Bonds, Series 1999B (UPS Worldwide Forwarding Inc.
                 Project) Variable Rate Demand Bonds, 3.650%, 1/01/29
                 (Alternative Minimum Tax)+

    1,000,000   Maricopa County Pollution Control Corporation, Pollution Control                          A-1+             1,000,000
                 Revenue Refunding Bonds (Arizona Public Service Company-Palo
                 Verde Project), 1994 Series C, Variable Rate Demand Bonds,
                 3.600%, 5/01/29+

    4,750,000   New York State Energy Research and Development Authority,                                  P-1             4,750,000
                 Pollution Control Revenue Bonds, Refunding Series 1987A (Niagara
                 Mohawk Power Corporation), Variable Rate Demand Bonds,
                 3.550%, 3/01/27+
------------------------------------------------------------------------------------------------------------------------------------
$  44,640,000   Total Short-Term Investments - (cost $44,640,000) - 3.7%                                                  44,640,000
=============
                Other Assets Less Liabilities - (1.3)%                                                                  (15,556,090)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,220,432,411
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis (note
                         1).

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Municipal Advantage Fund, Inc. (NMA)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Alabama - 1.9%

$  15,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101          AAA           $13,377,750
                 Warrants, Series 1999-A, 5.375%, 2/01/36

    5,075,000   The Health Care Authority of Lauderdale County and the City of        7/09 at 101          AAA             4,489,700
                 Florence, Alabama, Series 1999-A, Coffee Health Group,
                 5.250%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.3%

   10,000,000   Alaska Energy Authority, Power Revenue Refunding Bonds,               7/09 at 101          AAA             8,595,000
                 Fifth Series (Bradley Hydroelectric Project), 5.000%, 7/01/21

    3,700,000   Alaska Housing Finance Corporation, General Housing Purpose Bonds,   12/02 at 102       Aa2***             3,987,712
                 1992 Series B, 6.600%, 12/01/23 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                California - 10.3%

    5,000,000   California Health Facilities Financing Authority, Kaiser Permanente  10/08 at 102            A             4,289,500
                 Revenue Bonds, Series 1998B, 5.000%, 10/01/18

   24,260,000   State Public Works Board of the State of California, Lease Revenue    6/03 at 102          Aa3            22,648,408
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

    7,535,000   County of Contra Costa, California, 1989 Home Mortgage Revenue       No Opt. Call          AAA             8,987,522
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 7.750%, 5/01/22 (Alternative Minimum Tax)

                City of Duarte, California, Certificates of Participation, City
                of Hope National Medical Center, Series 1999A:
    1,800,000    5.000%, 4/01/13                                                      4/09 at 101         BBB+             1,587,636
    5,000,000    5.250%, 4/01/31                                                      4/09 at 101         BBB+             4,081,850

   10,455,000   Department of Water and Power of the City of Los Angeles,            11/03 at 102          Aa3             8,755,017
                 California, Electric Plant Refunding Revenue Bonds,
                 Second Issue of 1993, 4.750%, 11/15/19

   10,000,000   Department of Water and Power of the City of Los Angeles,             5/01 at 102           AA            10,305,200
                 Water Works Refunding Revenue Bonds, Issue of 1992,
                 6.400%, 5/15/28

   14,490,000   Palm Desert Financing Authority, Tax Allocation Revenue Bonds         8/02 at 102          AAA            14,630,843
                 (Project Area No. 2), 1992 Series A, 6.125%, 8/01/22

    5,000,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA             5,886,150
                 California, Residential Mortgage Revenue Refunding Bonds,
                 Series 1991-B, 7.375%, 2/01/12

    5,000,000   Community Redevelopment Agency of the City of Palmdale,              No Opt. Call          AAA             6,129,700
                 California, Single Family Mortgage Revenue Bonds,
                 Series 1986A Restructured, 8.000%, 3/01/16
                 (Alternative Minimum Tax)

    9,315,000   City of Perris, California, Single Family Mortgage Revenue Bonds     No Opt. Call          AAA            11,128,258
                 (GNMA Mortgage-Backed Securities), 1989 Series A,
                 7.600%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.9%

    9,000,000   Colorado Health Facilities Authority, Revenue Bonds, 1994 Series A    7/06 at 102            A             8,111,070
                 (Kaiser Permanente) Remarketed, 5.350%, 11/01/16

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
      815,000    8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)11/00 at 102         Aaa               868,399
    8,575,000    8.500%, 11/15/23 (Alternative Minimum Tax)                          11/00 at 102         BBB+             9,020,386


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.9%

    5,000,000   District of Columbia (Washington, D.C,), General Obligation Bonds,   No Opt. Call          AAA             5,025,500
                 Series 1998B, 6.000%, 6/01/19

    6,585,000   District of Columbia Housing Finance Agency, Collateralized Single   12/04 at 103          AAA             6,694,640
                 Family Mortgage Revenue Bonds, Series 1988F-1, 6.375%, 6/01/26
                 (Alternative Minimum Tax)

    6,385,000   District of Columbia Housing Finance Agency, Single Family            6/07 at 102          AAA             6,088,353
                 Revenue Bonds, Series 1997-B, 5.900%, 12/01/28
                 (Alternative Minimum Tax)

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Florida  - 2.1%

$   5,000,000   Dade County Educational Facilities Authority, Revenue Bonds,          1/00 at 102       N/R***           $ 5,131,600
                 Series 1990 (St. Thomas University Issue), 7.650%, 1/01/14
                 (Pre-refunded to 1/01/00)

    4,875,000   Dade County Health Facilities Authority, Hospital Revenue Bonds       2/00 at 102        A+***             5,015,888
                 (South Shore Hospital and Medical Center FHA-Insured Mortgage),
                 Series 1989A, 7.600%, 8/01/24 (Pre-refunded to 2/01/00)

   10,990,000   City of Tampa, Florida, Allegany Health System Revenue Bonds,        12/03 at 102          AAA             9,670,980
                 St. Mary's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.4%

    3,750,000   Housing Finance and Development Corporation (State of Hawaii),        7/07 at 102          Aa1             3,503,250
                 Single Family Mortgage Purchase Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 6.5%

    2,625,000   City of Chicago (Illinois), Lakefront Millennium Project, Parking    No Opt. Call          AAA             2,564,021
                 Facilities Bonds (Limited Tax), Series 1998, 5.750%, 1/01/23

    4,000,000   Chicago School Reform Board of Trustees of the Board of Education    12/07 at 102          AAA             3,855,520
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997, 5.750%, 12/01/20

   15,000,000   Chicago School Reform Board of Trustees of the Board of Education    No Opt. Call          AAA             3,179,400
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1998A, 0.000%, 12/01/24

    5,000,000   The County of Cook, Illinois, General Obligation Capital Improvement 11/09 at 101          AAA             4,199,300
                 Bonds, Series 1999A, 5.000%, 11/15/28

   10,750,000   Illinois Development Finance Authority, Revenue and Refunding         2/00 at 102      Baa2***            11,083,680
                 Bonds, Series 1990A (Columbus-Cuneo-Cabrini Medical Center),
                 8.500%, 2/01/15 (Pre-refunded to 2/01/00)

   10,115,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       11/06 at 102          AAA            10,201,382
                 Series 1996A (Rush-Presbyterian-St. Luke's Medical Center
                 Obligated Group), 6.250%, 11/15/20

   11,800,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick      6/03 at 102          Aaa            12,767,364
                 Place Expansion Project Bonds, Series 1992A, 6.500%, 6/15/27
                 (Pre-refunded to 6/15/03)

   12,455,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick     12/09 at 101          AAA            11,492,104
                 Place Expansion Project Bonds, Series 1999A, 5.500%, 12/15/24

    2,500,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry No Opt. Call          AAA             2,873,575
                 and Will Counties, Illinois, General Obligation Bonds, Series 1990A,
                 7.200%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.6%

    7,425,000   Fort Wayne International Airport Building Corporation, Airport        1/04 at 101           Aa             7,371,540
                 Improvement Bonds, Series 1994, Fort Wayne, Indiana,
                 5.900%, 1/01/14 (Alternative Minimum Tax)

    9,000,000   Indiana Health Facility Financing Authority, Hospital Revenue         5/06 at 102          AAA             8,584,020
                 Refunding and Improvement Bonds, Series 1995 (Community
                 Hospitals Projects), 5.700%, 5/15/22

    6,075,000   LaGrange County Jail Building Corporation, First Mortgage            10/09 at 101           A3             5,529,465
                 Jail Bonds, Series 1998 (LaGrange County, Indiana), 5.400%, 10/01/21

    3,215,000   Mooresville Consolidated School Building Corporation, First           1/04 at 102         A***             3,467,152
                 Mortgage Bonds, Series 1994B (Morgan County, Indiana),
                 6.400%, 7/15/15 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.8%

    4,375,000   Iowa Finance Authority, Single Family Mortgage Bonds,                 1/05 at 102          AAA             4,459,875
                 1995 Series C, 6.450%, 1/01/24

    3,500,000   City of Marshalltown, Iowa, Pollution Control Revenue                11/03 at 102          AAA             3,230,885
                 Refunding Bonds (Iowa Electric Light and Power Company Project),
                 Series 1993, 5.500%, 11/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.7%

    5,500,000   Louisville and Jefferson County Metropolitan Sewer District           5/07 at 101          AAA             4,916,780
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997A, 5.250%, 5/15/27

   13,250,000   Louisville and Jefferson County Metropolitan Sewer District          11/07 at 101          AAA            11,798,860
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997B, 5.200%, 5/15/25


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.0%

   13,500,000   Parish of De Soto, State of Louisiana Pollution Control Revenue       9/09 at 102          AAA            13,110,660
                 Refunding Bonds (Cleco Utility Group Inc. Project), Series 1999,
                 5.875%, 9/01/29

                            Portfolio of Investments
                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                            October 31, 1999

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana (continued)

$   2,970,000   Louisiana Stadium and Exposition District, Hotel Occupancy            7/09 at 102          AAA           $ 2,533,380
                 Tax Refunding Bonds, Series 1998B, 5.000%, 7/01/26

   10,000,000   Louisiana Public Facilities Authority, Extended Care Facilities      No Opt. Call          BBB            12,997,000
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 7.7%

    1,000,000   City of Boston, Massachusetts, General Obligation Bonds,              2/00 at 102       Aa3***             1,028,630
                 1990 Series A, 7.375%, 2/01/10 (Pre-refunded to 2/01/00)

                Massachusetts Bay Transportation Authority, General Transportation
                System Bonds, 1990 Series A:
    5,000,000    7.000%, 3/01/10 (Pre-refunded to 3/01/00)                            3/00 at 100          Aaa             5,052,800
    3,500,000    7.625%, 3/01/15 (Pre-refunded to 3/01/00)                            3/00 at 102          Aaa             3,613,225

    5,000,000   Massachusetts Bay Transportation Authority, General Transportation    3/07 at 101          AA-             4,235,550
                 System Bonds, 1998 Series B, 5.000%, 3/01/28

   13,915,000   Massachusetts Health and Educational Facilities Authority, Revenue    4/00 at 102          AAA            14,387,275
                 Bonds, Capital Asset Program Issue, Series F, 7.300%, 10/01/18
                 (Pre-refunded to 4/01/00)

    7,255,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/00 at 102          AAA             7,591,995
                 Bonds, Emerson Hospital Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/00)

    7,000,000   Massachusetts Health and Educational Facilities Authority, Revenue    1/09 at 101          AAA             5,886,370
                 Bonds, Brandeis University Issue, Series I, 5.000%, 7/01/28

   10,300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue    7/01 at 103          N/R            11,095,057
                 Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

                Massachusetts Water Resources Authority, General Revenue Bonds,
                1990 Series A:
    8,770,000    7.625%, 4/01/14 (Pre-refunded to 4/01/00)                            4/00 at 102          AAA             9,080,283
   11,535,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                            4/00 at 102          AAA            11,937,110


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.6%

                The Economic Development Corporation of the City of Lapeer, Limited
                Obligation Revenue Bonds (Lapeer Health Services Corporation Project),
                Series 1990:
    2,915,000    8.250%, 2/01/04 (Pre-refunded to 2/01/00)                            2/00 at 102       BBB***             3,003,762
    3,000,000    2/01/12 (Pre-refunded to 2/01/00)                                    2/00 at 102       BBB***             3,093,210
    2,000,000    8.625%, 2/01/20 (Pre-refunded to 2/01/00)                            2/00 at 102       BBB***             2,062,760

    4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     8/08 at 101          BBB             3,125,280
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

    5,000,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne        12/08 at 101          AAA             4,243,900
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.9%

                Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage
                Revenue Bonds (Minneapolis/St. Paul Family Housing Program,
                Phase VIII), Series 1990A:
      410,000    7.750%, 8/01/10 (Alternative Minimum Tax)                            2/00 at 102          AA+               419,172
    2,225,000    8.000%, 2/01/23 (Alternative Minimum Tax)                            2/00 at 102          AA+             2,274,996

    3,275,000   Minneapolis Community Development Agency, Limited Tax Supported      12/99 at 101           A-             3,318,852
                 Development Revenue Bonds, Series 1988-1, 8.750%, 12/01/17
                 (Alternative Minimum Tax)

    2,390,000   Minneapolis Community Development Agency, Limited Tax Supported      12/99 at 102           A-             2,441,409
                 Development Revenue Bonds, Series 1989-1, 8.250%, 6/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.5%

    5,200,000   Coahoma-Clarksdale Housing Development Corporation,                   8/03 at 100          AAA             5,448,404
                 1990 Multifamily Mortgage Revenue Refunding Bonds (Gooden
                 Estates and McLaurin Arms Project), Series B, 8.000%, 8/01/24

    1,575,000   Greenwood-Leflore Housing Development Corporation,                    2/01 at 100          AA-             1,595,050
                 1990 Multifamily Mortgage Revenue Refunding Bonds (Ivory
                 Apartment Project), Series D, 7.950%, 2/01/22

    2,595,000   Greenwood-Leflore Housing Development Corporation,                    8/01 at 100          AA-             2,640,620
                 1990 Multifamily Mortgage Revenue  Refunding Bonds
                 (Bishop Apartment Project), Series B, 7.950%, 8/01/22

    2,635,000   Greenwood-Leflore Housing Development Corporation,                    6/02 at 100          AA-             2,707,463
                 1990 Multifamily Mortgage Revenue Refunding Bonds (Jones
                 Apartment Projects), Series C, 7.950%, 8/01/22

    1,655,000   Greenwood-Leflore Housing Development Corporation,                    3/02 at 100          AA-             1,696,358
                 1990 Multifamily Mortgage Revenue Refunding Bonds (McNeace
                 Apartment Projects), Series A, 7.950%, 8/01/22

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.6%

$  15,585,000   Montana Board of Housing, Single Family Program Bonds,               12/05 at 102          AA+           $15,789,631
                 1995 Series B (Federally Insured or Guaranteed Mortgage Loan),
                 6.400%, 12/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.2%

    7,500,000   Clark County, Nevada, Airport System Subordinate Lien                 7/10 at 101          AAA             7,422,300
                 Revenue Bonds, Series 1999A, 6.000%, 7/01/29 (WI)

    4,500,000   Nevada Housing Division, Single Family Mortgage Bonds,                4/07 at 102          Aaa             4,256,325
                 1997 Series C-2 Senior Bonds, 5.750%, 4/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.2%

    3,000,000   Business Finance Authority of the State of New Hampshire,            12/04 at 102          AAA             3,104,820
                 Water Facility Revenue Bonds (Pennichuck Water
                 Works, Inc. - 1994 Issue), Series A, 6.350%, 12/01/19

    1,900,000   Business Finance Authority of the State of New Hampshire,            12/04 at 102          AAA             1,955,214
                 Water Facility Revenue Bonds (Pennichuck Water
                 Works, Inc.), Series B, 6.450%, 12/01/16 (Alternative Minimum Tax)

    3,795,000   New Hampshire Housing Finance Authority, Single Family                1/00 at 102          Aa3             3,876,365
                 Residential Mortgage Bonds, 1989 Series A, 7.900%, 7/01/22
                 (Alternative Minimum Tax)

    2,370,000   New Hampshire Housing Finance Authority, Single Family                7/00 at 102          Aa3             2,434,725
                 Residential Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.0%

    8,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,               No Opt. Call          AAA             9,519,125
                 Series 1991C, 6.500%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.2%

    2,120,000   New Mexico Mortgage Finance Authority, Single Family                  7/07 at 102          AAA             1,976,752
                 Mortgage Program Bonds, 1997 Series F-2 Bonds,
                 5.700%, 7/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New York - 10.4%

    8,000,000   The City of New York, General Obligation Bonds, Fiscal 1991          No Opt. Call           A-             9,215,520
                 Series B, 9.500%, 6/01/03

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
       95,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101        A-***               102,107
    9,905,000    6.000%, 10/15/26                                                    10/07 at 101           A-             9,819,718

                The City of New York, General Obligation Bonds, Fiscal 1999 Series H:
    1,810,000    5.250%, 3/15/12                                                      3/09 at 101           A-             1,739,030
    5,000,000    5.250%, 3/15/16                                                      3/09 at 101           A-             4,570,600

    5,685,000   The City of New York, General Obligation Bonds,                       4/09 at 101           A-             4,891,147
                 Fiscal 1999 Series I, 5.000%, 4/15/20

    5,000,000   New York City Municipal Water Finance Authority, Water                6/09 at 101          AAA             4,253,000
                 and Sewer System Revenue Bonds, Fiscal 1999 Series B,
                 5.000%, 6/15/29

    8,850,000   New York City Industrial Development Agency, Special Facility        12/08 at 102            A             7,553,121
                 Revenue Bonds, Series 1998 (1998 British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

   19,965,000   Dormitory Authority of the State of New York, State University        5/00 at 102          Aaa            20,767,992
                 Educational Facilities Revenue Bonds, Series 1990A,
                 7.700%, 5/15/12 (Pre-refunded to 5/15/00)

    3,655,000   Dormitory Authority of the State of New York, State University       10/08 at 102            A             3,149,769
                 Educational Facilities Revenue Bonds, Series 1997, 5.125%, 5/15/27

                New York State Housing Finance Agency, Health Facilities Revenue
                Bonds (New York City), 1990 Series A Refunding:
   16,315,000    8.000%, 11/01/08 (Pre-refunded to 11/01/00)                         11/00 at 102          AAA            17,285,253
    3,885,000    8.000%, 11/01/08                                                    11/00 at 102         BBB+             4,055,241

    5,000,000   New York State Medical Care Facilities Finance Agency,                2/00 at 102          AAA             5,150,950
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series B, 7.450%, 2/15/29
                 (Pre-refunded to 2/15/00)

    3,180,000   New York State Thruway Authority, Highway and Bridge Trust            4/09 at 101          AAA             2,885,150
                 Fund Bonds, Series 1999B, 5.000%, 4/01/15

    5,000,000   New York State Urban Development Corporation, Correctional            1/09 at 101          AAA             4,996,100
                 Facilities Service Contract Revenue Bonds, Series C, 6.000%, 1/01/29

                            Portfolio of Investments
                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                            October 31, 1999

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.2%

$  12,715,000   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 100          AAA           $11,966,849
                 Revenue Bonds, Refunding Series 1993 B, 5.500%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.6%

    6,000,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (University          7/09 at 101          AAA             5,540,160
                 Hospitals Health System, Inc.), Series 1999B, 5.500%, 1/15/30

------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.6%

   10,480,000   Central Oklahoma Transportation and Parking Authority (Oklahoma City, 7/06 at 100          AAA             9,704,794
                 Oklahoma), Parking System Revenue and Refunding Bonds,
                 Series 1996, 5.250%, 7/01/16

      945,000   Cleveland County Home Loan Authority (Oklahoma), Single Family        8/01 at 102           A1               985,900
                 Mortgage Revenue Refunding Bonds, Series 1992, 8.375%, 2/01/12

   13,615,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,         6/01 at 102         Baa2            14,263,346
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.8%

    9,000,000   Beaver County Industrial Development Authority, Pennsylvania,        No Opt. Call         Baa3             8,693,010
                 Pollution Control Revenue Refunding Bonds, Series 1999-A
                 (Ohio Edison Company Project), 4.650%, 6/01/33
                 (Mandatory put 6/01/04)

    3,000,000   Pennsylvania Economic Development Finance Authority, Solid Waste      6/09 at 102         BBB+             2,752,890
                 Disposal Revenue Bonds (USG Corporation Project), Series 1999,
                 6.000%, 6/01/31 (Alternative Minimum Tax)

    3,500,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding         7/03 at 102          AAA             3,487,820
                 Bonds, Issue 1993, 5.800%, 7/01/18

    8,500,000   City of Philadelphia, Pennsylvania, Water and Wastewater Revenue      6/03 at 100          AAA             7,600,445
                 Bonds, Series 1993, 5.000%, 6/15/16

    4,580,000   Venango Housing Corporation, Multifamily Mortgage Revenue             2/03 at 100          AAA             4,749,506
                 Refunding Bonds (FHA-Insured Mortgage/Evergreen Arbors Project),
                 1990 Series A, 8.000%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 2.7%

    6,000,000   Rhode Island Convention Center Authority, Refunding Revenue Bonds,    5/04 at 102          AAA             5,124,240
                 1993 Series C, 5.000%, 5/15/23

                The Housing Authority of the City of Providence, Rhode Island,
                Multifamily Mortgage Revenue Bonds (FHA-Insured Mortgage Loan
                Cathedral Square Apartments II Project), 1992 Series:
      435,000    7.375%, 4/01/10 (Alternative Minimum Tax)                            4/02 at 105          AAA               465,267
    1,060,000    7.400%, 4/01/20 (Alternative Minimum Tax)                            4/02 at 105          AAA             1,134,338
    3,050,000    7.500%, 10/01/32 (Alternative Minimum Tax)                           4/02 at 105          AAA             3,270,668

    4,050,000   Rhode Island Housing and Mortgage Finance Corporation,                4/00 at 102          AA+             4,149,347
                 Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22

   12,250,000   Rhode Island Health and Educational Building Corporation,             5/07 at 102          AAA            11,594,258
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.500%, 5/15/16


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.7%

    5,000,000   Piedmont Municipal Power Agency (South Carolina), Electric            1/09 at 101         BBB-             4,100,200
                 Revenue Bonds, 1999A Refunding Series, 5.250%, 1/01/21

    2,650,000   South Carolina Public Service Authority, Revenue Bonds,               1/03 at 102          AAA             2,242,695
                 1993 Refunding Series C, 5.000%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.1%

    7,500,000   The Health and Educational Facilities Board of the Metropolitan      11/09 at 101          AAA             7,301,250
                 Government of Nashville and Davidson County, Tennessee,
                 Revenue Bonds (Ascension Health Credit Group), Series 1999A,
                 5.875%, 11/15/28

    3,500,000   Tennessee Housing Development Agency, Mortgage Finance                7/04 at 102           A+             3,612,560
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 10.9%

    8,000,000   Brazos River Authority (Texas), Collateralized Pollution Control      2/00 at 102         BBB+             8,205,440
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)

    5,000,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding   4/08 at 102         Baa1             4,213,400
                 Bonds (Texas Utilities Electric Company Project), Series 1995C,
                 5.550%, 6/01/30 (Alternative Minimum Tax)

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Texas (continued)

$   7,000,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding   5/08 at 102          AAA           $ 6,329,190
                 Bonds (Texas Utilities Electric Company Project), Series 1998A,
                 5.550%, 5/01/33 (Alternative Minimum Tax)

    6,000,000   Brazos River Authority (Texas), Revenue Refunding Bonds (Houston     No Opt. Call          AAA             5,287,620
                 Lighting and Power Company Project), Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax)

    4,925,000   The Cameron County Housing Finance Corporation, Single Family         9/02 at 103          AAA             5,045,810
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1992, 6.750%, 3/01/26

    7,500,000   Dallas-Fort Worth International Airport Facility Improvement         11/09 at 101         Baa1             7,210,350
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1999,
                 6.375%, 5/01/35 (Alternative Minimum Tax)

    3,000,000   El Paso Housing Finance Corporation, Multifamily Housing              1/00 at 103          AAA             3,095,670
                 Revenue Refunding Bonds (Las Flores Development Company
                 Project), Series 1990A, 7.500%, 3/20/25

    8,400,000   Gulf Coast Waste Disposal Authority (Texas), Waste Disposal           4/09 at 101         BBB-             7,172,004
                 Revenue Bonds (Valero Energy Corporation Project), Series 1999,
                 5.700%, 4/01/32 (Alternative Minimum Tax)

    4,000,000   Harris County Health Facilities Development Corporation              10/09 at 101           AA             3,449,280
                 (Texas Children's Hospital Project), Series 1999A, Hospital
                 Revenue Bonds, 5.250%, 10/01/29

    6,000,000   Harris County Health Facilities Development Corporation,              5/00 at 102          AAA             6,229,920
                 Special Facilities Revenue Bonds (Texas Medical Center Project),
                 Series 1990, 7.375%, 5/15/20 (Pre-refunded to 5/15/00)

   10,000,000   Harris County Health Facilities Development Corporation,              5/06 at 102          AAA             9,880,200
                 Special Facilities Revenue Bonds (Texas Medical Center Project),
                 Series 1996, 5.900%, 5/15/16

    4,500,000   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/08 at 100          AAA             3,757,455
                 Bonds, Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

                City of Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993 A-J:
    5,490,000    6.800%, 12/15/10                                                    No Opt. Call          AAA             6,078,144
    2,000,000    6.800%, 12/15/11                                                    No Opt. Call          AAA             2,216,680

    7,500,000   Matagorda County Navigation District Number One (Texas), Revenue      5/09 at 101         BBB+             6,988,275
                 Refunding Bonds (Reliant Energy, Incorporated Project), Series 1999B,
                 5.950%, 5/01/30

    7,500,000   Sabine River Authority of Texas (Texas Utilities Electric Company     2/00 at 102         BBB+             7,692,675
                 Project), Series 1990A, 8.125%, 2/01/20(Alternative Minimum Tax)

    4,000,000   State of Texas, General Obligation Bonds, Water Financial Assistance  8/09 at 100          Aa1             3,665,560
                 Bonds, Series 1999C (State Participation Program), 5.500%, 8/01/35

    6,500,000   Travis County Health Facilities Development Corporation,             11/00 at 101          AAA             6,333,600
                 Revenue Bonds (Ascension Health Credit Group), Series 1999A,
                 5.875%, 11/15/24 (WI)

                The Wood Glen Housing Finance Corporation, Mortgage Revenue
                Refunding Bonds, Series 1990C (FHA-Insured Mortgage Loan - Section 8
                Assisted-Copperwood II Project):
    1,255,000    7.625%, 1/01/10                                                      1/00 at 103          AAA             1,295,805
    1,250,000    7.650%, 7/01/23                                                      1/00 at 103          AAA             1,289,563


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.4%

    4,000,000   Intermountain Power Agency, Power Supply Revenue Refunding            7/06 at 102           A+             3,410,120
                 Bonds, 1996 Series D, 5.000%, 7/01/23

       90,000   Utah Housing Finance Agency, Single Family Mortgage Senior Bonds,     1/00 at 102          AAA                90,764
                 1989 Issue B (Federally Insured or Guaranteed Mortgage Loans),
                 8.250%, 7/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.8%

    8,130,000   Capital Region Airport Commission, Richmond (Virginia),               7/05 at 102          AAA             7,831,304
                 International Airport Projects, Airport Revenue Bonds, Series 1995A,
                 5.625%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 8.1%

    5,000,000   Port of Seattle (Washington), Special Facility Revenue Bonds          3/10 at 101          AAA             4,920,700
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

    5,250,000   Everett School District No. 2, Snohomish County, Washington,         12/03 at 102          AAA             5,658,030
                 Unlimited Tax General Obligation Bonds, Series 1993,
                 6.200%, 12/01/12 (Pre-refunded to 12/01/03)

    2,500,000   City of Walla Walla, Washington, Water and Wastewater                 8/07 at 100          AAA             2,205,300
                 Revenue Bonds, Series 1997, 5.000%, 8/01/17

    7,195,000   State of Washington, Various Purpose General Obligation Bonds,        3/01 at 100       AA+***             7,359,046
                 Series 1991A, 6.000%, 3/01/16 (Pre-refunded to 3/01/01)

    9,000,000   Washington Health Care Facilities Authority, Revenue Bonds,          10/08 at 101          Aaa             7,457,400
                 Series 1998 (Children's Hospital and Regional Medical Center),
                 5.000%, 10/01/28

                            Portfolio of Investments
                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

$   5,000,000   Washington Health Care Facilities Authority, Revenue Bonds,          12/09 at 101          AAA           $ 4,553,550
                 Series 1999 (Providence Services), 5.375%, 12/01/19

   11,135,000   Washington Public Power Supply System, Nuclear Project                1/00 at 102          AAA            11,418,943
                 No. 1 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

    3,000,000   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102          Aa1             2,984,310
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13

   19,300,000   Washington Public Power Supply System, Nuclear Project No. 2          7/00 at 102          AAA            20,110,600
                 Refunding Revenue Bonds, Series 1990A, 7.375%, 7/01/12
                 (Pre-refunded to 7/01/00)

    3,400,000   Washington Public Power Supply System, Nuclear Project No. 2          7/04 at 102          AAA             3,327,104
                 Refunding Revenue Bonds, Series 1994A, 5.000%, 7/01/09

    8,750,000   Washington Public Power Supply System, Nuclear Project No. 3,         7/08 at 102          Aa1             7,660,273
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 4.4%

    3,000,000   Housing Authority of the City of Milwaukee, Wisconsin,                6/00 at 102           Aa             3,086,190
                 Multifamily Housing Refunding Revenue Bonds, Series 1990
                 (FHA-Insured Mortgage Loan - The Blatz Apartments Project),
                 7.500%, 12/01/28

    3,000,000   Southeast Wisconsin Professional Baseball Park District, Sales       No Opt. Call          AAA             2,871,390
                 Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19

   11,835,000   Wisconsin Health and Educational Facilities Authority, Revenue        3/00 at 102          Aaa            12,250,880
                 Bonds, Series 1990 (Franciscan Health System, Inc. Project),
                 8.500%, 3/01/20 (Pre-refunded to 3/01/00)

                Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                Series 1996 (Aurora Medical Group, Inc. Project):
   10,000,000    5.600%, 11/15/16                                                     5/06 at 102          AAA             9,550,700
   15,000,000    5.750%, 11/15/25                                                     5/06 at 102          AAA            14,178,900
------------------------------------------------------------------------------------------------------------------------------------
$ 970,910,000   Total Investments - (cost $940,193,279) - 98.0%                                                          940,077,449
=============
                Short-Term Investments - 1.5%

    2,300,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series B,                   VMIG-1             2,300,000
                 Variable Rate Demand Bonds, 3.500%, 8/15/05+

    5,000,000   Uinta County, Wyoming, Pollution Control Refunding Revenue Bonds                           P-1             5,000,000
                 (Chevron U.S.A. Inc. Project), Series 1993, Variable Rate Demand
                 Bonds, 3.500%, 8/15/20+

    2,000,000   Farmington Pollution Control Revenue (Arizona Public Service                              A-1+             2,000,000
                 Co.-Four Corners Project), Series A, Variable Rate Demand Bonds,
                 3.550%, 5/01/24+

    5,000,000   Louisiana Offshore Terminal Authority, Deepwater Port Refunding                         VMIG-1             5,000,000
                 Revenue Bonds (Loop Inc. Project), First Stage Series 1992A,
                 Variable Rate Demand Bonds, 3.500%, 9/01/08+
------------------------------------------------------------------------------------------------------------------------------------
$  14,300,000   Total Short-Term Investments - (cost $14,300,000) - 1.5%                                                  14,300,000
=============
                Other Assets Less Liabilities - 0.5%                                                                       4,545,464
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $958,922,913
                ====================================================================================================================



                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis (note 1).

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                            October 31, 1999

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 0.4%

$   5,000,000   BMC Special Care Facilities Financing Authority of the City of       11/08 at 101          AAA           $ 4,177,800
                 Montgomery (Alabama), Revenue Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 1.1%

   12,000,000   Alaska State Housing Finance Corporation, Governmental               12/05 at 102          AAA            11,544,240
                 Purpose Bonds, 1995 Series A, 5.875%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.2%

    2,150,000   The Industrial Development Authority of the County of Pima,     5/07 at 105 27/32          AAA             2,257,758
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 7.100%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.3%

    4,000,000   Baxter County, Arkansas, Hospital Revenue Improvement Bonds,          9/09 at 100          BBB             3,478,000
                 Series 1999B (Baxter County Regional Hospital), 5.600%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                California - 10.7%

   13,215,000   Alameda County Public Facilities Corporation, Certificates of         9/06 at 102          AAA            13,302,748
                 Participation (1991 Financing Project), 6.000%, 9/01/21

    8,745,000   Bell Community Redevelopment Agency, Bell Redevelopment Area,        11/03 at 102          AAA             8,958,815
                 1994 Tax Allocation Refunding Bonds, 6.350%, 11/01/23

    6,050,000   California Housing Finance Agency, Multifamily Housing            8/08 at 101 1/2          AAA             5,481,421
                 Revenue Bonds III, 1998 Series A, 5.450%, 8/01/28
                 (Alternative Minimum Tax)

    4,000,000   California Health Facilities Financing Authority, Insured             5/00 at 102       AA-***             4,145,800
                 Health Facilities Revenue Bonds (ValleyCare Hospital Corporation),
                 1989 Series A, 7.000%, 5/01/20 (Pre-refunded to 5/01/00)

    7,300,000   California Health Facilities Financing Authority, Insured Hospital    7/00 at 102          AAA             7,580,174
                 Revenue Bonds (Children's Hospital-San Diego), Series 1990,
                 6.500%, 7/01/20 (Pre-refunded to 7/01/00)

    6,810,000   California Health Facilities Financing Authority, Kaiser Permanente   5/03 at 102            A             6,126,276
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

    5,000,000   State of California, Veterans General Obligation Bonds,              12/03 at 102          AA-             4,602,250
                 Series BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

    3,500,000   State of California, General Obligation Refunding Bonds, 5.000%, 2/01/212/08 at 101        AA-             3,069,045

    2,500,000   The Community Redevelopment Agency of the City of Los Angeles,        7/00 at 100       BBB***             2,525,125
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

    6,000,000   Department of Water and Power of the City of Los Angeles             10/03 at 102          Aa3             4,996,080
                 (California), Electric Plant Revenue Bonds, Second Issue of 1993,
                 4.750%, 10/15/20

    6,815,000   Department of Water and Power of the City of Los Angeles,            11/03 at 102          Aa3             6,208,874
                 California, Electric Plant Refunding Revenue Bonds, Second Issue
                 of 1993, 5.400%, 11/15/31

   12,080,000   Department of Water and Power of the City of Los Angeles, California, 2/04 at 102          Aa3            10,913,676
                 Electric Plant Revenue Bonds, Issue of 1994, 5.375%, 2/15/34

    6,000,000   Department of Water and Power of the City of Los Angeles,             5/01 at 102           AA             6,183,120
                 Water Works Refunding Revenue Bonds, Issue of 1992,
                 6.400%, 5/15/28

                County of Orange, California, 1996 Recovery Certificates of
                Participation, Series A:
   13,000,000    5.875%, 7/01/19                                                      7/06 at 102          AAA            12,998,700
    3,450,000    6.000%, 7/01/26                                                      7/06 at 102          AAA             3,455,417

    5,870,000   Sacramento Municipal Utility District (California), Electric Revenue  9/03 at 100          AAA             4,960,854
                 Refunding Bonds, 1993 Series G, 4.750%, 9/01/21

                            Portfolio of Investments
                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                California (continued)

                San Joaquin Hills Transportation Corridor Agency, Toll Road
                Refunding Revenue Bonds, Series 1997 A:
$   5,000,000    0.000%, 1/15/17                                                      1/14 at 102          AAA           $ 3,228,200
    5,000,000    0.000%, 1/15/26                                                     No Opt. Call          AAA             1,018,100


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.9%

    1,335,000   Colorado Housing and Finance Authority, Single-Family Program         8/00 at 102          AAA             1,345,253
                 Senior Bonds, 1990 Issue C (Federally Insured or Guaranteed
                 Mortgage Loans), 7.650%, 8/01/22 (Alternative Minimum Tax)

   25,000,000   Colorado Health Facilities Authority, Retirement Facilities Revenue  No Opt. Call          AAA             5,226,500
                 Bonds (Liberty Heights), Series 1991B, 0.000%, 7/15/24

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    3,240,000    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)11/01 at 100         Aaa             3,475,094
    9,010,000    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100         BBB+             9,477,078

    2,785,000   City and County of Denver, Colorado, Airport System Revenue Bonds,   11/02 at 102         BBB+             2,965,412
                 Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)

    6,020,000   City and County of Denver, Colorado, Airport System Revenue          11/02 at 102         BBB+             6,075,866
                 Bonds, Series 1992C, 6.750%, 11/15/22 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    3,955,000    7.750%, 11/15/21 (Alternative Minimum Tax)                          11/01 at 102         BBB+             4,212,233
    3,940,000    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100         BBB+             4,057,333

    3,100,000   Poudre School District R-1, Larimer County, Colorado, General        12/08 at 100          AA-             2,787,675
                 Obligation Refunding Bonds, Series 1998, 5.000%, 12/15/16


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.2%

    2,095,000   District of Columbia Housing Finance Agency, Collateralized Single   12/00 at 102          AAA             2,178,528
                 Family Mortgage Revenue Bonds, Series 1990A,
                 8.100%, 12/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 3.2%

   32,050,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,        5/09 at 101          AAA            26,763,673
                 Series 1999A, 5.000%, 11/01/38

    6,450,000   Development Authority of Fulton County (Georgia), Special Facilities  5/08 at 101         BBB-             5,549,774
                 Revenue Bonds (Delta Air Lines, Inc. Project), Series 1998,
                 5.450%, 5/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 2.0%

   26,000,000   City and County of Honolulu (Hawaii), Wastewater System               7/09 at 101          AAA            20,150,000
                 Revenue Bonds (Second Bond Resolution), Junior Series 1998,
                 4.500%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 3.6%

    6,500,000   City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,        6/05 at 102          AA-             6,478,680
                 1995 Series A (The Peoples Gas, Light and Coke Company
                 Project), 6.100%, 6/01/25

    7,300,000   City of Chicago, Chicago-O'Hare International Airport, Special       11/00 at 102         Baa2             7,602,658
                 Facility Revenue Bonds (American Airlines Inc. Project),
                 Series 1990A, 7.875%, 11/01/25 (Alternative Minimum Tax)

    4,000,000   Community College District No. 508, Cook County, Illinois,           No Opt. Call          AAA             4,769,000
                 Certificates of Participation, 8.750%, 1/01/06

    5,210,000   Illinois Housing Development Authority, Section 8 Elderly Housing     1/03 at 102            A             5,342,178
                 Revenue Bonds (Garden House of River Oaks West Development),
                 Series 1992A, 6.875%, 1/01/20

    1,685,000   Illinois Housing Development Authority, Section 8 Elderly Housing     3/03 at 102            A             1,728,877
                 Revenue Bonds (Village Center Development), Series 1992C,
                 6.600%, 3/01/07

    1,430,000   City of Peoria, Peoria County, City of Pekin, Tazewell and Peoria     8/00 at 103          AA+             1,440,067
                 Counties, and City of Waukegan, Lake County (Illinois), Jointly,
                 GNMA Collateralized Mortgage Revenue Bonds, Series 1990,
                 7.875%, 8/01/22 (Alternative Minimum Tax)

    9,195,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/02 at 100          AAA             9,579,811
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 6.125%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 5.2%

    5,000,000   Columbus Multi-School Building Corporation (Bartholomew               1/01 at 102       N/R***             5,287,800
                 County, Indiana), First Mortgage Bonds, 7.600%, 1/15/14
                 (Pre-refunded to 1/15/01)

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)

$   9,400,000   Fort Wayne (Indiana), Economic Development Revenue Bonds              4/08 at 102          N/R           $ 8,777,062
                 (Oaklawn Court Apartments Project), Series 1998A, 7.000%, 4/01/28
                 (Alternative Minimum Tax)

   13,500,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,  8/00 at 102          AAA            14,164,740
                 Series 1990 (Bartholomew County Hospital District),
                 7.750%, 8/15/20 (Pre-refunded to 8/15/00)

   10,000,000   Indiana State Office Building Commission, Capitol Complex             7/00 at 102          AAA            10,416,600
                  Revenue Bonds, Series 1990B (State Office Building I Facility),
                 7.250%, 7/01/12 (Pre-refunded to 7/01/00)

    3,750,000   The Indianapolis Local Public Improvement Bond Bank,                  2/03 at 102           AA             3,962,513
                 Series 1992 D Bonds, 6.750%, 2/01/20

   10,080,000   The Trustees of Purdue University, Purdue University Student          7/06 at 101          Aa2            10,824,610
                 Fee Bonds, Series M, 6.100%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

    3,310,000   City of Des Moines, Iowa, Aviation System Revenue Bonds,              7/08 at 100          AAA             2,861,528
                  Series 1998A, 5.125%, 7/01/28

    4,215,000   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds,          No Opt. Call          N/R             4,204,336
                 Series 1997 (IPSCO Project), 6.000%, 6/01/27
                 (Alternative Minimum Tax) (Mandatory put 6/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.2%

    1,500,000   Kentucky Economic Development Finance Authority, Health Care          5/08 at 102          BBB             1,310,055
                 Facilities Revenue Bonds, Series 1998 (The Christian Church Homes
                 of Kentucky Inc. Obligated Group), 5.375%, 11/15/23

    1,210,000   Kentucky Housing Corporation, Housing Revenue Bonds                   7/00 at 102          AAA             1,246,022
                 (FHA-Insured/VA Guaranteed), 1990 Series C Bonds,
                 8.100%, 1/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.4%

    4,035,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage   8/00 at 102          Aaa             4,144,429
                 Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 9.4%

                Massachusetts Bay Transportation Authority, General Transportation
                System Bonds, 1990 Series A:
    7,500,000    7.000%, 3/01/10 (Pre-refunded to 3/01/00)                            3/00 at 100          Aaa             7,579,200
   10,800,000    7.625%, 3/01/15 (Pre-refunded to 3/01/00)                            3/00 at 102          Aaa            11,149,380

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Daughters of Charity National Health System-Carney
                Hospital Issue, Series C:
    4,200,000    7.500%, 7/01/05 (Pre-refunded to 7/01/00)                            7/00 at 102          Aaa             4,381,608
   10,800,000    7.750%, 7/01/14 (Pre-refunded to 7/01/00)                            7/00 at 102          Aaa            11,284,704

    5,900,000   Massachusetts Health and Educational Facilities Authority, Revenue    7/02 at 102          AAA             6,158,184
                 Bonds, New England Medical Center Hospitals Issue, Series F,
                 6.625%, 7/01/25

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Goddard Memorial Hospital Issue, Series B:
    3,090,000    9.000%, 7/01/15 (Pre-refunded to 7/01/00)                            7/00 at 102          Aaa             3,253,585
    4,410,000    9.000%, 7/01/15                                                      7/00 at 102          BBB             4,577,315

    7,500,000   Massachusetts Turnpike Authority, Metropolitan Highway System         1/07 at 102          AAA             6,251,100
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

   25,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System         1/09 at 101          AAA            20,774,750
                 Revenue Bonds, 1999 Series A (Subordinated), 5.000%, 1/01/39

                Massachusetts Water Resources Authority, General Revenue
                Bonds, 1990 Series A
    8,450,000    7.625%, 4/01/14 (Pre-refunded to 4/01/00)                            4/00 at 102          AAA             8,748,961
    6,615,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                            4/00 at 102          AAA             6,845,599
    5,195,000    7.000%, 4/01/18 (Pre-refunded to 4/01/00)                            4/00 at 102          AAA             5,365,552


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.0%

   10,630,000   School District of the City of Detroit, Wayne County, Michigan,       5/09 at 101          AAA             8,646,655
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation Bonds), Series 1998A, 4.750%, 5/01/28

    8,160,000   Michigan State Hospital Finance Authority, Hospital Revenue           7/00 at 102           A3             8,528,832
                 and Refunding Bonds (Bay Medical Center), Series 1990A,
                 8.250%, 7/01/12

    4,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     8/01 at 102          Aaa             4,835,205
                 (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

                            Portfolio of Investments
                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan (continued)

$   8,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds            12/02 at 102          BBB           $ 8,572,165
                 (Waste Management, Inc. Project),  Series 1992,
                 6.625%, 12/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.5%

    1,705,000   The Dakota County Housing and Redevelopment Authority,                6/00 at 102          AAA             1,722,596
                 The Washington County Housing and Redevelopment Authority and
                 Stearns County Housing and Redevelopment Authority, Single Family
                 Residential Mortgage Revenue Bonds (GNMA Mortgaged Backed
                 Securities Program), Series 1990, 7.850%, 12/01/30
                 (Alternative Minimum Tax)

    8,845,000   City of Minneapolis, and the Housing and Redevelopment Authority      8/00 at 102          AAA             9,295,476
                 of the City of St. Paul, Minnesota, Health Care System Revenue
                 Bonds (Health One Obligated Group), Series 1990C, 8.000%, 8/15/19
                 (Pre-refunded to 8/15/00)

    3,660,000   The Housing and Redevelopment Authority of the City of               11/15 at 103          AAA             4,152,087
                 Saint Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.1%

    5,900,000   Mississippi Business Finance Corporation, Pollution Control Revenue  10/03 at 102         BBB-             5,217,724
                 Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22

    5,410,000   Mississippi Home Corporation, Single Family Mortgage Revenue          7/07 at 105          Aaa             5,672,169
                 Bonds, Series 1997D, Class 5, 0.000%, 7/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.6%

    6,000,000   State of Nevada, General Obligation Limited Tax Bonds                 5/06 at 101        AA***             6,404,040
                 (Nevada Municipal Bond Bank Project No. 52), Series July 1, 1996A,
                 6.000%, 5/15/21 (Pre-refunded to 5/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 0.5%

    3,250,000   Pollution Control Financing Authority of Camden County (Camden       No Opt. Call           B2             3,176,810
                 County, New Jersey), Solid Waste Disposal and Resource
                 Recovery System Revenue Bonds, Series 1991 C, 7.125%, 12/01/01
                 (Alternative Minimum Tax)

    2,000,000   Pollution Control Financing Authority of Camden County               12/01 at 102           B2             1,941,720
                 (Camden County, New Jersey), Solid Waste Disposal and Resource
                 Recovery System Revenue Bonds, Series 1991 D, 7.250%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.5%

    5,085,000   New Mexico Mortgage Finance Authority, Single Family Mortgage         9/00 at 102          AAA             5,259,060
                 Program Senior Bonds, 1990 Series A (Federally Insured or
                 Guaranteed Mortgage Loans), 7.800%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                New York - 23.1%

   10,000,000   Erie County Industrial Development Agency, Solid Waste               12/10 at 103          N/R            10,696,800
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 9.050%, 12/01/25 (Alternative Minimum Tax)

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1996       2/06 at 101 1/2           A-             9,645,700
                 Series G, 5.750%, 2/01/20

   21,715,000   The City of New York, General Obligation Bonds, Fiscal 1996       3/06 at 101 1/2           A-            21,306,975
                 Series I, 5.875%, 3/15/18

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997           8/07 at 101           A-            10,013,400
                 Series H, 6.125%, 8/01/25

    6,750,000   The City of New York, General Obligation Bonds, Fiscal 1995           2/05 at 101        A-***             7,373,498
                 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
   12,875,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                        6/00 at 101 1/2          Aaa            13,353,049
    5,915,000    6.000%, 6/15/20 (Pre-refunded to 6/15/00)                            6/00 at 100          Aaa             5,994,320
    7,585,000    6.000%, 6/15/20 (Pre-refunded to 6/15/00)                            6/00 at 100          AAA             7,686,715

    2,550,000   New York City Municipal Water Finance Authority, Water and        6/02 at 101 1/2          AAA             2,505,503
                 Sewer System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

    7,400,000   New York City Municipal Water Finance Authority, Water and            6/09 at 101          AAA             6,294,440
                 Sewer System Revenue Bonds, Fiscal 1999 Series B, 5.000%, 6/15/29

   17,870,000   New York City Transitional Finance Authority, Future Tax              8/09 at 101           AA            17,262,063
                 Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$  15,000,000   Dormitory Authority of the State of New York, City University System No Opt. Call         BBB+           $16,950,000
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/03

    9,010,000   Dormitory Authority of the State of New York, State University        5/00 at 102          Aaa             9,350,758
                 Educational Facilities Revenue Bonds, Series 1989B,
                 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

   13,250,000   Dormitory Authority of the State of New York, Mental Health Services  2/06 at 102           A-            11,847,488
                 Authority Improvement Bonds, Series 1996-B, 5.375%, 2/15/26

   27,000,000   Dormitory Authority of the State of New York, Mental Health           2/07 at 102           A-            25,526,070
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 2/15/27

    4,500,000   New York State Energy Research and Development Authority,             7/03 at 102          AAA             4,169,070
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                 Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

                New York State Housing Finance Agency, Health Facilities Revenue
                Bonds (New York City), 1990 Series A Refunding:
   16,580,000    8.000%, 11/01/08 (Pre-refunded to 11/01/00)                         11/00 at 102          AAA            17,566,013
    3,420,000    8.000%, 11/01/08                                                    11/00 at 102         BBB+             3,569,864

    5,000,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102          AAA             5,540,850
                 Hospital Medical Center Secured Revenue Bonds, Series 1995-A,
                 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

    4,785,000   New York State Medical Care Facilities Finance Agency,               11/05 at 102          Aa1             4,921,038
                 Health Center Projects Revenue Bonds (Secured Mortgage Program),
                 1995 Series A, 6.375%, 11/15/19

    7,150,000   New York State Thruway Authority, General Revenue Bonds,              1/05 at 102          AAA             7,651,930
                 Series C, 6.000%, 1/01/25 (Pre-refunded to 1/01/05)

   10,000,000   The Port Authority of New York and New Jersey, Special               12/07 at 102          AAA             9,731,700
                 Project Bonds, Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/22 (Alternative Minimum Tax)

    7,000,000   Triborough Bridge and Tunnel Authority (New York), General Purpose    1/10 at 100          Aa3             6,463,800
                 Revenue Bonds, Series 1999B, 5.500%, 1/01/30


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.0%

   10,500,000   North Carolina Eastern Municipal Power Agency, Power                  1/02 at 102          BBB            10,716,195
                 System Revenue Bonds, Refunding Series 1991 A, 6.250%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.4%

    8,500,000   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable       12/00 at 102         Baa2             8,813,055
                 Rate Revenue Obligations, 7.375%, 12/01/20
                 (Alternative Minimum Tax)

    5,000,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,         6/01 at 102         Baa2             5,238,100
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.4%

    5,000,000   Delaware County Industrial Development Authority (Pennsylvania),      1/08 at 102          BB-             4,584,550
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.200%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 1.2%

    7,050,000   Rhode Island Housing and Mortgage Finance Corporation,                4/00 at 102          AA+             7,222,937
                 Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22

    5,000,000   Rhode Island Health and Educational Building Corporation,             4/00 at 102          AAA             5,192,550
                 Higher Education Facility Revenue Bonds, Johnson and Wales
                 University (Series 1990), 8.375%, 4/01/20 (Pre-refunded to 4/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

    3,640,000   South Carolina Jobs-Economic Development Authority, Economic          9/02 at 102       N/R***             3,984,854
                 Development Revenue Bonds (Carolinas Hospital System Project),
                 Series 1992, 7.550%, 9/01/22 (Pre-refunded to 9/01/02)

    2,450,000   Three Rivers Solid Waste Authority (South Carolina), Solid Waste      1/07 at 102          AAA             2,174,400
                 Disposal Facilities Revenue Bonds, Series 1997, 5.300%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.4%

    4,500,000   The Health and Educational Facilities Board of the Metropolitan       7/03 at 102          N/R             3,939,300
                 Government of Nashville and Davidson County, Tennessee,
                 Revenue Refunding Bonds, Series 1998 (The Blakford at Green Hills),
                 5.650%, 7/01/16

                            Portfolio of Investments
                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                            October 31, 1999

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Texas - 14.1%

$   6,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,  12/00 at 102         Baa2           $ 6,244,320
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
    8,940,000    0.000%, 2/15/12 (Pre-refunded to 2/15/05)                        2/05 at 67 5/16          Aaa             4,624,751
    3,710,000    0.000%, 2/15/12                                                  2/05 at 67 5/16          Aaa             1,801,242
    8,930,000    0.000%, 2/15/13 (Pre-refunded to 2/15/05)                       2/05 at 62 15/16          Aaa             4,318,637
    3,710,000    0.000%, 2/15/13                                                 2/05 at 62 15/16          Aaa             1,671,207

   12,000,000   City of Austin, Texas, Hotel Occupancy Tax Subordinate Lien Revenue  11/09 at 100          AAA            11,626,800
                 Refunding Bonds, Series 1999, 5.800%, 11/15/29

                Brownsville Independent School District (Cameron County, Texas),
                Unlimited Tax School Building Bonds, Series 1999:
    5,015,000    5.625%, 8/15/25                                                      8/09 at 100          AAA             4,753,568
    8,825,000    5.625%, 8/15/29                                                      8/09 at 100          AAA             8,326,564

   20,500,000   Dallas-Fort Worth International Airport Facility Improvement         11/00 at 102         Baa2            21,285,970
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

   31,175,000   Houston Independent School District (Texas), Limited Tax              2/09 at 100          AAA            25,431,942
                 Schoolhouse and Refunding Bonds, Series 1999A, 4.750%, 2/15/26

    3,885,000   Houston Independent School District Public Facility Corporation      No Opt. Call          AAA             1,844,248
                 (Harris County, Texas), Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/12

   20,035,000   Keller Independent School District (Tarrant County, Texas),           8/09 at 100          AAA            16,380,215
                 Unlimited Tax School Building and Refunding Bonds, Series 1999,
                 4.875%, 8/15/31

   15,130,000   Lubbock Health Facilities Development Corporation, Hospital Revenue  12/00 at 102          AAA            15,957,460
                 Bonds (Methodist Hospital, Lubbock, Texas), Series 1990,
                 7.250%, 12/01/19 (Pre-refunded to 12/01/00)

   15,000,000   San Antonio Independent School District (Bexar County, Texas),        8/09 at 100          AAA            14,533,800
                 Unlimited Tax School Building Bonds, Series 1999, 5.800%, 8/15/29

    4,618,965   General Services Commission (An Agency of the State of Texas),        9/05 at 100            A             4,873,701
                 as Lessee, Participation Interests, 7.500%, 9/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.5%

    4,750,000   Tooele County, Hazardous Waste Disposal Revenue Bonds                 8/05 at 102          BBB             4,836,688
                 (Laidlaw Inc./USPCI Clive Project), Series 1995, 6.750%, 8/01/10
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.9%

    3,880,000   Industrial Development Authority of the County of Henrico, Virginia,  8/00 at 102        A+***             4,046,297
                 Adjustable Rate Revenue Bonds (St. Mary's Hospital Project),
                 Series 1985C, 7.500%, 9/01/07 (Pre-refunded to 8/01/00)

    2,950,000   Virginia Housing Development Authority, Commonwealth Mortgage         1/02 at 102          AA+             2,997,938
                 Revenue Bonds, 1992 Series B, Subseries B-4, 6.550%, 1/01/27
                 (Alternative Minimum Tax)

    2,000,000   Virginia Housing Development Authority, Multi-Family Housing Bonds,   5/02 at 102          AA+             2,111,840
                 1992 Series D, 7.050%, 5/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 5.1%

    9,000,000   Washington Higher Education Facilities Authority, Revenue and         4/08 at 101          AAA             8,045,280
                 Refunding Bonds (The University of Puget Sound Project),
                 Series 1998, 5.375%, 10/01/30

    7,890,000   Washington Higher Education Facilities Authority, Revenue Bonds      11/09 at 101           AA             7,490,293
                 (Pacific Lutheran University Project), Series 1999, 5.950%, 11/01/29

    5,430,000   Washington Public Power Supply System, Nuclear Project No. 1          7/00 at 102          AAA             5,666,096
                 Refunding Revenue Bonds, Series 1990A, 7.600%, 7/01/05
                 (Pre-refunded to 7/01/00)

    9,775,000   Washington Public Power Supply System, Nuclear Project No. 1          7/01 at 102          Aaa            10,361,500
                 Refunding Revenue Bonds, Series 1991A, 6.875%, 7/01/17
                 (Pre-refunded to 7/01/01)

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1990A:
    6,835,000    7.625%, 7/01/08 (Pre-refunded to 7/01/00)                            7/00 at 102          AAA             7,133,279
   13,240,000    7.375%, 7/01/12 (Pre-refunded to 7/01/00)                            7/00 at 102          AAA            13,796,080

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.2%

$   2,250,000   Wisconsin Health and Educational Facilities Authority, Revenue        3/08 at 101          N/R           $ 1,881,765
                 Bonds, Series 1998 (United Lutheran Program for the Aging, Inc.),
                 5.700%, 3/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.3%

    2,800,000   Town of Jackson, Wyoming, National Rural Utilities Cooperative        5/07 at 101          AA-             2,652,741
                 Finance Corporation, Guaranteed Gas Supply Revenue Bonds
                 (Lower Valley Power and Light, Inc. Project), Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$1,068,158,965  Total Investments - (cost $995,498,813) - 97.9%                                                        1,001,393,542
==============
                Other Assets Less Liabilities - 2.1%                                                                      21,249,131
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,022,642,673
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Dividend Advantage Municipal Fund (NAD)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Alabama - 0.7%

$   6,370,000   BMC Special Care Facilities Financing Authority of the City of       11/08 at 102          AAA           $ 5,703,571
                 Montgomery (Alabama), Revenue Bonds, Series 1999-A (Baptist
                 Medical Center), 5.250%, 5/01/20

------------------------------------------------------------------------------------------------------------------------------------
                California - 1.0%

    5,500,000   California Pollution Control Financing Authority, Pollution Control   9/09 at 101          AAA             5,122,755
                 Refunding Revenue Bonds (Southern California Edison Company),
                 1999 Series C, 5.450%, 9/01/29

    3,000,000   Department of Water and Power of the City of Los Angeles (California), 6/04 at 101         AAA             2,743,920
                 Electric Plant Revenue Bonds, Issue of 1999, 5.250%, 6/15/19


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 0.4%

    3,205,000   City and County of Denver, Colorado, Airport Special Facilities       1/09 at 101          AAA             3,282,016
                 Revenue Bonds (Rental Car Projects), Series 1999A, 6.000%, 1/01/12
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 4.0%

    2,000,000   Baker County Hospital Authority, Health Care Facilities Revenue Bonds, 12/08 at 102          A             1,758,380
                 Series 1998, 5.300%, 12/01/23

   22,000,000   JEA Water and Sewer System Revenue Bonds (Jacksonville, Florida),    10/04 at 101          AA-            20,112,180
                 1999 Series A, 5.375%, 10/01/29

    8,000,000   Jacksonville Health Facilities Authority (Florida), Hospital Revenue  8/09 at 101           AA             7,384,320
                 Bonds (Charity Obligated Group), Series 1999C, 5.375%, 8/15/23

    2,800,000   Martin County Industrial Development Authority (Florida), Industrial 12/04 at 102         BBB-             2,851,856
                 Development Revenue Bonds (Indianatown Cogeneration. L.P. Project),
                 Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.9%

   10,000,000   The Hospital Authority of Hall County and the City of Gainesville,    5/09 at 101          AAA             9,253,300
                 Revenue Anticipation Certificates (Northeast Georgia Health System,
                 Inc. Project), Series 1999, 5.500%, 5/15/29

   15,000,000   Private Colleges and Universities Authority (Georgia), Revenue Bonds 11/09 at 101          Aa1            13,988,700
                 (Emory University Project), Series 1999A, 5.500%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.2%

    1,745,000   Idaho Housing and Finance Association, Single Family Mortgage         7/09 at 101          Aa2             1,656,878
                 Bonds, 1999 Series E, 5.750%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 24.8%

    3,500,000   Village of Channahon, Illinois, Revenue Refunding Bonds,             12/09 at 102         BBB+             3,258,220
                 Series 1999 (Morris Hospital), 5.750%, 12/01/12

   22,750,000   City of Chicago (Illinois), General Obligation Bonds (Emergency      No Opt. Call          AAA            21,510,580
                 Telephone System), Refunding Series 1999, 5.500%, 1/01/23

   10,000,000   Chicago School Reform Board of Trustees of the Board of Education    12/07 at 102          AAA             8,727,600
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/30

    7,250,000   Chicago School Reform Board of Trustees of the Board of Education    No Opt. Call          AAA             6,799,413
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1999A, 5.500%, 12/01/26

    3,895,000   City of Chicago, Chicago Midway Airport Revenue Bonds,                1/09 at 101          AAA             3,252,559
                 Series 1998A, 5.125%, 1/01/35 (Alternative Minimum Tax)

                City of Chicago, Multi-Family Housing Revenue Bonds (Archer
                Court Apartments), Series 1999A (FHA-Insured/GNMA):
    1,000,000    5.500%, 12/20/19 (Alternative Minimum Tax)                          10/10 at 101          AAA               925,430
    1,210,000    5.600%, 12/20/29 (Alternative Minimum Tax)                          10/10 at 101          AAA             1,103,738
    1,925,000    5.650%, 12/20/40 (Alternative Minimum Tax)                          10/10 at 101          AAA             1,765,264

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$   8,275,000   City of Chicago, Chicago-O'Hare International Airport Special        12/04 at 102         Baa1           $ 9,353,977
                 Facilities Revenue Refunding Bonds (American Air Lines, Inc. Project),
                 Series 1994, 8.200%, 12/01/24

   12,650,000   City of Chicago, Wastewater Transmission Revenue Bonds,               1/06 at 102          AAA            10,950,220
                 Series 1995, 5.125%, 1/01/25

    3,250,000   City of Chicago, Water Revenue Bonds, Series 1995, 5.000%, 11/01/25  11/06 at 102          AAA             2,755,058

    5,000,000   City of Chicago, Water Revenue Bonds, Series 1997, 5.250%, 11/01/27  11/07 at 102          AAA             4,393,400

      250,000   Illinois Development Finance Authority, Solid Waste Disposal Revenue No Opt. Call          BBB               254,310
                 Bonds (Waste Management, Inc. Project), Series 1990, 7.125%, 1/01/01
                 (Alternative Minimum Tax)

   24,835,000   Illinois Development Finance Authority, Refunding Revenue Bonds,      9/07 at 102          AAA            23,102,262
                 Series 1999 (The Presbyterian Home Lake Forest Project),
                 5.625%, 9/01/31

    3,935,000   Illinois Development Finance Authority, Local Government Program     No Opt. Call          Aaa             1,588,284
                 Revenue Bonds, Series 1999A (Round Lake Community Unit School
                 District Number 116 Project), 0.000%, 1/01/15

    4,250,000   Illinois Educational Facilities Authority, Revenue Bonds,             9/09 at 100          AAA             4,020,075
                 MJH Education Assistance Illinois LLC, Series 1998D, 5.450%, 9/01/14

                Illinois Health Facilities Authority, Revenue Bonds, Series 1997A
                (Loyola University Health System):
    1,600,000    5.000%, 7/01/24 (Pre-refunded to 7/01/07)                            7/07 at 101          AAA             1,614,416
    5,400,000    5.000%, 7/01/24                                                      7/07 at 101          AAA             4,535,298

    5,265,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        2/07 at 102           A-             4,747,398
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.500%, 2/15/16

   17,280,000   Illinois Health Facilities Authority, Converted Adjustable Rate      10/07 at 102          AAA            17,270,150
                 Revenue Bonds,Series 1991A (Highland Park Hospital),
                 6.000%, 10/01/15

    3,350,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/01 at 102         Baa3             3,191,043
                 Series 1991 (Proctor Community Hospital Project), 7.375%, 1/01/23

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
    9,750,000    0.000%, 12/15/22                                                    No Opt. Call          AAA             2,338,343
   33,000,000    0.000%, 12/15/24                                                    No Opt. Call          AAA             6,977,850
   17,900,000    0.000%, 6/15/25                                                     No Opt. Call          AAA             3,660,729

    7,500,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick     No Opt. Call          AAA             7,012,275
                 Place Expansion Project Refunding Bonds, Series 1998A,
                 5.500%, 6/15/29

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
   22,650,000    5.750%, 6/01/19                                                     No Opt. Call          AAA            22,269,933
   20,000,000    5.750%, 6/01/23                                                     No Opt. Call          AAA            19,532,200


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.4%

    9,005,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds  11/09 at 101          AAA             8,310,174
                 (Charity Obligated Group), Series 1999D, 5.500%, 11/15/24

    4,190,000   City of Indianapolis, Indiana, Economic Development Revenue Bonds     6/09 at 101          Aa3             3,959,885
                 (Park Tudor Foundation Inc., Project), Series 1999, 5.700%, 6/01/24

   28,645,000   The Indianapolis Local Public Improvement Bond Bank, Series 1999E,   No Opt. Call          AAA             6,739,309
                 0.000%, 2/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.4%

   11,300,000   Iowa Higher Education Loan Authority, Private College Facility       10/10 at 102          N/R            11,159,880
                 Revenue Bonds (Waldorf College Project), Series 1999,
                 7.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    3,825,000   City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds,      10/06 at 101          AAA             2,903,864
                  Series 1999, 4.000%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.0%

    4,200,000   Louisville and Jefferson County Metropolitan Sewer District           5/07 at 101          AAA             4,304,412
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997A, 6.250%, 5/15/26

    3,750,000   Louisville and Jefferson County Metropolitan Sewer District          11/07 at 101          AAA             3,339,300
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997B, 5.200%, 5/15/25

                            Portfolio of Investments
                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                            October 31, 1999
    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Massachusetts - 4.7%

$  10,305,000   Massachusetts Bay Transportation Authority, General Transportation    3/07 at 101          AA-           $ 8,835,713
                 System Bonds, 1997 Series C, 5.000%, 3/01/24

   20,775,000   Massachusetts Port Authority, Revenue Bonds, Series 1998-E,           7/08 at 101          AA-            17,317,832
                 5.000%, 7/01/28 (Alternative Minimum Tax)

   11,000,000   Massachusetts Port Authority, PFC Revenue Bonds,                      7/09 at 101          AAA             9,977,000
                 Series 1999-A, 5.125%, 7/01/17

    1,150,000   Massachusetts Port Authority, Special Facilities Revenue Bonds        9/06 at 102          AAA             1,115,489
                 (US Air Project), Series 1996-A, 5.875%, 9/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.1%

    8,750,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,      7/07 at 101          AAA             7,599,550
                 Series 1997A, 5.000%, 7/01/22

   10,000,000   Board of Governors of Wayne State University (Michigan), General     11/09 at 101          AAA             8,696,100
                 Revenue Bonds, Series 1999, 5.125%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.6%

    5,000,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,       1/10 at 101          AA+             4,626,600
                 1998 Series H-1 Fixed Rate Remarketing, 5.650%, 7/01/31
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.3%

    2,000,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate      No Opt. Call          AAA             2,015,960
                 Bonds, Series A-5A, 6.200%, 6/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 3.6%

   15,600,000   New Jersey Economic Development Authority, Solid Waste Facilities    No Opt. Call          N/R            14,894,100
                 Revenue Bonds (Bridgewater Resources, Inc. Project),
                 Series 1999B, 8.250%, 6/01/19 (Alternative Minimum Tax)

   10,000,000   New Jersey Transportation Trust Fund Authority, Transportation        6/07 at 102          Aa2             9,412,400
                 System Bonds, 1996 Series B, 5.250%, 6/15/16

    4,000,000   New Jersey Transportation Trust Fund Authority, Transportation       No Opt. Call          Aa2             3,983,840
                 System Bonds, 1999 Series A, 5.750%, 6/15/18


------------------------------------------------------------------------------------------------------------------------------------
                New York - 16.6%

                Long Island Power Authority, Electric System General Revenue Bonds,
                Series 1998A:
   16,455,000    5.125%, 12/01/22                                                     6/08 at 101          AAA            14,566,131
    8,000,000    5.250%, 12/01/26                                                     6/08 at 101          AAA             7,147,280

   11,440,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,      4/09 at 101          AAA            10,321,054
                 Series 1999A, 5.250%, 4/01/23

                County of Nassau, New York, General Obligation Bonds, Serial
                General Improvement Bonds, Series B:
    7,005,000    5.250%, 6/01/19                                                      6/09 at 102          AAA             6,318,230
    7,005,000    5.250%, 6/01/20                                                      6/09 at 102          AAA             6,308,003
    7,005,000    5.250%, 6/01/21                                                      6/09 at 102          AAA             6,283,625
    7,005,000    5.250%, 6/01/22                                                      6/09 at 102          AAA             6,260,018

                The City of New York, General Obligation Bonds, Fiscal 1998 Series F:
    2,000,000    5.250%, 8/01/14                                                      2/08 at 101          AAA             1,894,580
   14,000,000    5.375%, 8/01/19                                                      2/08 at 101          AAA            12,955,740

    6,775,000   The City of New York, General Obligation Bonds, Fiscal 1999 Series J, 5/09 at 101          AAA             5,897,841
                 5.000%, 5/15/20

    3,000,000   New York City Health and Hospitals Corporation, Health System Bonds,  2/09 at 101          AAA             2,607,540
                 1999 Series A, 5.000%, 2/15/20

    2,500,000   New York City, Municipal Water Finance Authority, Water and Sewer     6/09 at 101          AAA             2,126,500
                 System Revenue Bonds, Fiscal 1999 Series B, 5.000%, 6/15/29

    5,000,000   New York City Transitional Finance Authority, Future Tax Secured      8/07 at 101           AA             4,252,850
                 Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

   10,000,000   New York City Transitional Finance Authority, Future Tax Secured      8/09 at 101           AA             9,659,800
                 Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

   14,970,000   Dormitory Authority of the State of New York, Mental Health Services  2/06 at 102          AAA            13,231,534
                 Facilities Improvement Revenue Bonds, Series 1996B, 5.125%, 8/15/21

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   4,400,000   Dormitory Authority of the State of New York, Mental Health Services  2/07 at 102          AAA           $ 3,974,960
                 Facilities Improvement Revenue Bonds, Series 1996E, 5.250%, 2/15/18

    2,170,000   Dormitory Authority of the State of New York, Frances Schervier       7/07 at 102           AA             2,020,183
                 Home and Hospital Insured Revenue Bonds (Franciscan Health
                 Partnership Obligated Group), Series 1997, 5.500%, 7/01/17

    7,500,000   Dormitory Authority of the State of New York, Secured Hospital    2/08 at 101 1/2          AAA             6,820,650
                 Revenue Refunding Bonds (Wyckoff Heights Medical Center),
                 Series 1998H, 5.300%, 8/15/21

   10,000,000   Dormitory Authority of the State of New York, City University System  7/09 at 101          AAA             9,290,400
                 Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.7%

   13,700,000   Ohio Water Development Authority, Solid Waste Disposal Revenue        9/09 at 102          N/R            13,748,498
                 Bonds (Bay Shore Power Project), Convertible Series 1998B,
                 6.625%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.2%

   18,900,000   City of Philadelphia, Pennsylvania, Airport Revenue Refunding Bonds,  6/08 at 102          AAA            17,616,690
                 Series 1998A (Philadelphia Airport System), 5.500%, 6/15/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.2%

    1,875,000   City of Central Falls, Rhode Island, General Obligation School Bonds, 5/09 at 102           AA             1,861,013
                 6.250%, 5/15/20


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 1.6%

   14,500,000   The Health, Educational and Housing Facilities Board of the           4/09 at 101         Baa1            12,732,305
                 County of Knox, Revenue Bonds, Series 1999 (University Health
                 System, Inc.), 5.625%, 4/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 15.0%

    7,450,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding   4/08 at 102          AAA             6,784,417
                 Bonds (Texas Utilities Electric Company Project), Series 1998A,
                 5.550%, 6/01/30 (Alternative Minimum Tax)

    3,000,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding   4/08 at 102          AAA             2,731,980
                 Bonds (Texas Utilities Electric Company Project), Series 1995C,
                 5.550%, 6/01/30 (Alternative Minimum Tax)

    4,675,000   Carrollton-Farmers Branch Independent School District (Dallas County, 2/09 at 100          AAA             4,682,761
                 Texas), School Building Unlimited Tax Bonds, Series 1999,
                 6.000%, 2/15/20 (WI)

    8,000,000   Conroe Independent School District, Unlimited Tax Schoolhouse         2/07 at 100          AAA             7,234,240
                 and Refunding Bonds, Series 1997, 5.250%, 2/15/21

                Coppell Independent School District (Dallas County, Texas),
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
    5,130,000    0.000%, 8/15/20                                                 8/09 at 52 15/32          AAA             1,398,182
    7,000,000    0.000%, 8/15/21                                                 8/09 at 49 15/32          AAA             1,788,500
    7,340,000    0.000%, 8/15/22                                                 8/09 at 46 21/32          AAA             1,761,527
    7,345,000    0.000%, 8/15/23                                                       8/09 at 44          AAA             1,651,964
    7,000,000    0.000%, 8/15/24                                                   8/09 at 41 1/2          AAA             1,478,680
    7,350,000    0.000%, 8/15/25                                                   8/09 at 39 1/8          AAA             1,454,565
    7,000,000    0.000%, 8/15/26                                                 8/09 at 36 29/32          AAA             1,297,590

   16,000,000   Dallas-Fort Worth International Airport Facility Improvement         11/02 at 102         Baa2            16,860,160
                 Corporation, American Airlines, Inc., Revenue Bonds,
                 Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

                Harris County Health Facilities Development Corporation, Revenue
                Bonds (CHRISTUS Health), Series 1999A:
   12,000,000    5.375%, 7/01/24                                                      7/09 at 101          AAA            10,833,000
   16,000,000    5.375%, 7/01/29                                                      7/09 at 101          AAA            14,286,560

    2,095,000   Harris County Health Facilities Development Corporation              10/09 at 101           AA             1,958,176
                 (Texas Children's Hospital Project), Series 1999A, Hospital
                 Revenue Bonds, 5.375%, 10/01/14

                Harris County Housing Finance Corporation, Multifamily Housing
                Revenue Bonds (Windfern Pointe and Waterford Place Apartments
                Projects), 1999 Senior Series A and B, Subordinate Series C and
                Junior Subordinate Series D:
    2,860,000    9.000%, 7/01/29                                                           at 103          N/R             2,787,327
   12,150,000    6.000%, 7/01/29                                                      7/09 at 102            A            11,445,179

                            Portfolio of Investments
                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                            October 31, 1999

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------

                Texas (continued)

$  30,000,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue  No Opt. Call          AAA           $ 7,260,600
                 Refunding Bonds, Series 1998A, 0.000%, 12/01/22

   10,000,000   Irving Independent School District, Unlimited Tax School Building     2/07 at 100          AAA             8,681,300
                 Bonds, Series 1997, 5.000%, 2/15/21

    4,500,000   Lower Neches Valley Authority Industrial Development Corporation      3/08 at 101           AA             4,104,090
                 (Texas), Refunding Revenue Bonds, Series 1998 (Mobil Oil Refining
                 Corporation Project), 5.550%, 3/01/33

   10,000,000   Tarrant County Health Facilities Development Corporation,             2/08 at 102          AAA             9,073,700
                 Texas Health Resources System Revenue Bonds, Series 1997A,
                 5.250%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.0%

                Utah Housing Finance Agency, Single Family Mortgage Bonds, 1999
                Series C-2, Class I Bonds:
    3,195,000    5.700%, 7/01/19 (Alternative Minimum Tax)                        1/10 at 101 1/2          AAA             3,028,413
    1,700,000    5.750%, 7/01/21 (Alternative Minimum Tax)                           No Opt. Call           AA             1,612,212

    2,700,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/09 at 101           AA             2,578,608
                 1999 Series D (Federally Insured or Guaranteed Loans),
                 5.850%, 7/01/21 (Alternative Minimum Tax)

    1,000,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,        7/09 at 101 1/2          Aa2             1,005,220
                 1999 Series F, 6.300%, 7/01/21 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 5.5%

                Port of Seattle (Washington), Special Facility Revenue Bonds
                (Terminal 18 Project), Series 1999B:
    1,755,000    6.000%, 9/01/15 (Alternative Minimum Tax)                            3/10 at 101          AAA             1,753,947
    2,590,000    6.000%, 9/01/16 (Alternative Minimum Tax)                            3/10 at 101          AAA             2,577,542

                Port of Seattle (Washington), Special Facility Revenue Bonds
                (Terminal 18 Project), Series 1999C:
      875,000    6.000%, 9/01/15                                                      3/10 at 101          AAA               874,475
    1,260,000    6.000%, 9/01/16                                                      3/10 at 101          AAA             1,253,939

   11,605,000   State of Washington, Certificates of Participation (Washington State  7/00 at 100          AAA            10,666,039
                 Convention and Trade Center), Series 1999, 5.250%, 7/01/16

                State of Washington, General Obligation Compound Interest Bonds,
                Series 1999S-2:
   16,580,000    0.000%, 1/01/17                                                     No Opt. Call          AAA             5,859,206
   18,350,000    0.000%, 1/01/18                                                     No Opt. Call          AAA             6,060,638

                State of Washington, General Obligation Compound Interest Bonds,
                Series 1999S-3:
   17,650,000    0.000%, 1/01/20                                                     No Opt. Call          AA+             5,139,680
   18,470,000    0.000%, 1/01/21                                                     No Opt. Call          AA+             5,048,959

    4,800,000   Washington Public Power Supply System, Nuclear Project No. 3          7/07 at 102          AAA             4,425,888
                 Refunding Revenue Bonds, Series 1997-A, 5.250%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 3.6%

    3,800,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds, 5/09 at 101            A             3,323,136
                 Series 1999 (Kenosha Hospital and Medical Center, Inc. Project),
                 5.625%, 5/15/29

                Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                Series 1999 (FH Healthcare Development, Inc. Project):
    8,225,000    6.250%, 11/15/20                                                    11/09 at 101          N/R             7,739,720
    5,000,000    6.250%, 11/15/28                                                    11/09 at 101          N/R             4,635,550

   14,000,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds, 8/09 at 101          Aaa            12,753,440
                 Series 1999 (Mercy Health System Corporation), 5.500%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
$1,016,440,000  Total Investments - (cost $829,012,086) - 97.9%                                                           777,745,84
==============

    Principal                                                                       Optional Call                             Market
       Amount   Description                                                           Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 1.5%

$   4,200,000   Guadalupe-Blanco River Authority (Texas), Pollution Control Revenue                     VMIG-1           $ 4,200,000
                 Refunding Bonds (Central Power and Light Company Project),
                 Series 1995, Variable Rate Demand Bonds, 3.500%, 11/01/15+

    4,000,000   Louisville/Jefferson County Regional Airport Authority, Facilities                      VMIG-1             4,000,000
                 Revenue Bonds, Series 1999B  (UPS Forwarding, Inc. Project),
                 Variable Rate Demand Bonds, 3.650%, 1/01/29 (Alternative Minimum Tax)+

    3,800,000   City of Valdez, Alaska, Marine Terminal Revenue Refunding Bonds                         VMIG-1             3,800,000
                 (Exxon Pipeline Company Project), 1993 Series A, Variable Rate
                 Demand Bonds, 3.500%, 12/01/33+
------------------------------------------------------------------------------------------------------------------------------------
$  12,000,000   Total Short-Term Investments - (cost $12,000,000) - 1.5%                                                  12,000,000
=============
                Other Assets Less Liabilities - 0.6%                                                                       5,037,033
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $794,782,877
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis (note 1).

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
OCTOBER 31, 1999


                                                       PERFORMANCE PLUS            ADVANTAGE         OPPORTUNITY  DIVIDEND ADVANTAGE
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at market value
   (note 1)                                              $1,191,348,501         $940,077,449      $1,001,393,542        $777,745,844
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                     44,640,000           14,300,000                  --          12,000,000
 Cash                                                                --            2,800,420           4,528,599           2,399,140
 Receivables:
   Interest                                                  21,867,525           19,350,928          20,106,890          12,321,989
   Investments sold                                          13,211,245            7,905,000           1,560,000                  --
 Other assets                                                    80,300               47,993              54,942             295,154
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                        1,271,147,571          984,481,790       1,027,643,973         804,762,127
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                              28,387,147                   --                  --                  --
 Payable for investments purchased                           16,512,680           20,932,418                  --           5,654,949
 Accrued expenses:
   Management fees (note 6)                                     644,922              510,355             542,884             221,486
   Other                                                        480,655              375,257             442,810           1,037,608
 Preferred share dividends payable                              196,208              171,335             190,208             188,732
 Common share dividends payable                               4,493,548            3,569,512           3,825,398           2,876,475
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      50,715,160           25,558,877           5,001,300           9,979,250
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                      $1,220,432,411         $958,922,913      $1,022,642,673        $794,782,877
====================================================================================================================================
Preferred shares, at liquidation value                   $  400,000,000         $358,000,000      $  380,000,000        $295,000,000
====================================================================================================================================
Preferred shares outstanding                                     16,000               14,320              15,200              11,800
====================================================================================================================================
Common shares outstanding                                    59,914,077           42,980,340          45,540,876          39,117,380
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares at
   liquidation value, divided by Common shares
   outstanding)                                          $        13.69         $      13.98      $        14.11        $      12.78
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                                           DIVIDEND
                                                       PERFORMANCE PLUS            ADVANTAGE         OPPORTUNITY          ADVANTAGE*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                $  76,798,735         $ 60,533,971        $ 64,935,407       $ 16,533,864
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                     7,980,015            6,108,850           6,444,801          1,963,259
 Preferred shares - auction fees                              1,000,001              749,998             749,998            185,891
 Preferred shares - dividend disbursing agent fees               40,000               42,521              32,520              7,561
 Shareholders' servicing agent fees and expenses                223,876              130,928             148,205             10,362
 Custodian's fees and expenses                                  409,506              130,900             200,208            211,226
 Directors'/Trustees' fees and expenses (note 6)                 12,534                9,245               9,716              1,677
 Professional fees                                               22,317               21,302              21,448              8,673
 Shareholders' reports - printing and mailing expenses          299,957              212,585             239,933             35,726
 Stock exchange listing fees                                     53,199               36,847              38,792             10,436
 Investor relations expense                                     118,764               83,129              89,461             15,485
Other expenses                                                   62,617               44,492              41,543              2,771
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
  expense reimbursement                                      10,222,786            7,570,797           8,016,625          2,453,067
   Custodian fee credit (note 1)                               (254,903)              (9,431)            (72,618)          (181,347)
   Expense reimbursement (note 6)                                    --                   --                  --           (938,559)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  9,967,883            7,561,366           7,944,007          1,333,161
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        66,830,852           52,972,605          56,991,400         15,200,703
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain (loss)
 from investment transactions
   (notes 1 and 4)                                             (366,395)             144,273            (371,232)        (6,053,493)
 Net change in unrealized appreciation (depreciation)
   of investments                                          (103,177,454)         (79,766,302)        (82,437,095)       (51,266,242)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                           (103,543,849)         (79,622,029)        (82,808,327)       (57,319,735)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations     $ (36,712,997)        $(26,649,424)       $(25,816,927)      $(42,119,032)
===================================================================================================================================


*For the period May 26, 1999 (commencement of operations) through October 31, 1999.

                                 See accompanying notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                            PERFORMANCE PLUS                      ADVANTAGE
                                                                     -------------------------------    ----------------------------
                                                                       YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                         10/31/99          10/31/98        10/31/99        10/31/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $   66,830,852    $   70,718,467     $ 52,972,605   $ 52,460,342
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                        (366,395)        6,830,490          144,273        410,207
Net change in unrealized appreciation (depreciation)
  of investments                                                     (103,177,454)        5,944,124      (79,766,302)     6,827,515
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                   (36,712,997)      83,493,081    (26,649,424)
   59,698,064
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                                (54,161,633)      (56,892,715)     (42,644,599)   (42,274,725)
   Preferred shareholders                                             (12,595,263)      (13,848,428)     (10,169,082)   (10,287,913)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                   (720,584)               --               --             --
   Preferred shareholders                                                      --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                               (67,477,480)     (70,741,143)   (52,813,681)
   (52,562,638)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Common shares:
   Net proceeds from sale of shares                                            --                --               --             --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                      2,436,387         5,237,739        5,674,526      6,216,101
 Preferred shares:
   Net proceeds from sale of shares                                            --                --       57,301,876             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions              2,436,387         5,237,739       62,976,402      6,216,101
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                (101,754,090)       17,989,677      (16,486,703)    13,351,527
Net assets at the beginning of period                               1,322,186,501     1,304,196,824      975,409,616    962,058,089
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $1,220,432,411    $1,322,186,501     $958,922,913   $975,409,616
====================================================================================================================================
Balance of undistributed net investment income at the
   end of period                                                   $    1,426,728    $    1,352,772     $  1,114,212   $    955,288
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                             DIVIDEND ADVANTAGE
                                                                                                        ----------------------------
                                                                               OPPORTUNITY
                                                                     ------------------------------        FOR THE PERIOD 5/26/99
                                                                       YEAR ENDED        YEAR ENDED     (COMMENCEMENT OF OPERATIONS)
                                                                         10/31/99          10/31/98          THROUGH 10/31/99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $   56,991,400    $   56,435,388                    $ 15,200,703
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                        (371,232)          797,092                      (6,053,493)
Net change in unrealized appreciation (depreciation)
  of investments                                                      (82,437,095)        5,539,573                     (51,266,242)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 (25,816,927)       62,772,053                     (42,119,032)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Common shareholders                                                 (45,729,071)      (45,439,581)                    (11,578,052)
  Preferred shareholders                                              (10,755,431)      (10,834,625)                     (2,864,236)
From accumulated net realized gains from investment transactions:
  Common shareholders                                                    (673,786)       (1,234,583)                             --
  Preferred shareholders                                                 (164,760)         (310,600)                             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (57,323,048)      (57,819,389)                    (14,442,288)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Common shares:
  Net proceeds from sale of shares                                             --                --                     559,414,591
  Net proceeds from shares issued to shareholders due to
    reinvestment of distributions                                       5,498,147         5,052,060                          61,095
Preferred shares:
  Net proceeds from sale of shares                                     79,077,760                --                     291,768,490
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions             84,575,907         5,052,060                     851,244,176
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   1,435,932        10,004,724                     794,682,856
Net assets at the beginning of period                               1,021,206,741     1,011,202,017                         100,021
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $1,022,642,673    $1,021,206,741                    $794,782,877
====================================================================================================================================
Balance of undistributed net investment income at the
   end of period                                                   $    1,430,851    $      923,953                      $  758,415
====================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO) and Nuveen Dividend Advantage Municipal Fund (NAD).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1999, Performance Plus, Advantage and Dividend Advantage had outstanding when-issued and delayed delivery purchase commitments of $16,512,680, $13,628,720 and $5,654,949, respectively. There were no such outstanding purchase commitments in Opportunity.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

FEDERAL INCOME TAXES
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for Performance Plus and $.01 per Common share for Advantage, Opportunity and Dividend Advantage. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

PREFERRED SHARES
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                        PERFORMANCE                               DIVIDEND
                               PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
--------------------------------------------------------------------------------
Number of shares:
   Series M                   4,000        3,000        4,000        4,000
   Series T                   4,000        3,000        4,000        4,000
   Series W                   4,000        3,000        3,200           --
   Series Th                     --        2,320           --        3,800
   Series F                   4,000        3,000        4,000           --
--------------------------------------------------------------------------------
Total                        16,000       14,320       15,200       11,800
================================================================================

Effective December 15, 1999, Performance Plus issued 1,760 Series Th $25,000 stated value Preferred shares.

Effective May 14, 1999, Advantage issued 2,320 Series Th $25,000 stated value Preferred shares.

Effective May 7, 1999, Opportunity issued 3,200 Series W $25,000 stated value Preferred shares.

Effective July 16, 1999, Dividend Advantage issued 4,000 Series M, 4,000 Series T and 3,800 Series Th $25,000 stated value Preferred shares.


DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1999.

CUSTODIAN FEE CREDIT
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                            PERFORMANCE PLUS              ADVANTAGE
                                                        -----------------------   ------------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                         10/31/99     10/31/98     10/31/99      10/31/98
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                  --           --           --           --
   Shares issued to shareholders
     due to reinvestment of distributions                  161,510      335,829      358,976      389,093
-----------------------------------------------------------------------------------------------------------
                                                           161,510      335,829      358,976      389,093
===========================================================================================================
Preferred shares sold                                           --           --        2,320           --
===========================================================================================================

                                                               OPPORTUNITY           DIVIDEND ADVANTAGE
                                                        -----------------------    -----------------------
                                                        YEAR ENDED   YEAR ENDED    FOR THE PERIOD 5/26/99
                                                         10/31/99     10/31/98        THROUGH 10/31/99
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                  --           --           39,106,228
   Shares issued to shareholders
     due to reinvestment of distributions                  346,047      313,666                4,170
-----------------------------------------------------------------------------------------------------------
                                                           346,047      313,666           39,110,398
===========================================================================================================
Preferred shares sold                                        3,200           --               11,800
===========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1999, to shareholders of record on November 15, 1999, as follows:

                             PERFORMANCE                               DIVIDEND
                                    PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
--------------------------------------------------------------------------------
Dividend per share                $.0750       $.0830       $.0840       $.0740
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended October 31, 1999, were as follows:

                                                    PERFORMANCE                                 DIVIDEND
                                                           PLUS     ADVANTAGE   OPPORTUNITY    ADVANTAGE*
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                  $371,499,353  $335,046,124  $398,014,646  $927,062,942
   Short-term municipal securities                  248,465,000   149,080,000    57,270,000   719,064,811
Sales and maturities:
   Long-term municipal securities                   375,146,377   278,179,433   318,597,189    93,124,156
   Short-term municipal securities                  205,925,000   136,080,000    63,270,000   707,064,811
===========================================================================================================

*For the period May 26, 1999 (commencement of operations) through October 31, 1999.

At October 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                    PERFORMANCE                                 DIVIDEND
                                                           PLUS     ADVANTAGE   OPPORTUNITY    ADVANTAGE
----------------------------------------------------------------------------------------------------------
                                                 $1,254,721,174  $954,609,685  $995,498,813  $841,328,262
==========================================================================================================


At October 31, 1999, the Funds had unused capital loss carryforwards available for federal income tax purpose to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                    PERFORMANCE                                 DIVIDEND
                                                           PLUS     ADVANTAGE   OPPORTUNITY    ADVANTAGE
--------------------------------------------------------------------------------------------------------
Expiration year:
   2001                                                $     --      $166,788     $     --   $       --
   2002                                                      --       501,699           --           --
   2003                                                      --            --           --           --
   2004                                                      --            --           --           --
   2005                                                      --            --           --           --
   2006                                                      --            --           --           --
   2007                                                 301,903            --      412,727    5,737,317
--------------------------------------------------------------------------------------------------------
Total                                                  $301,903      $668,487     $412,727   $5,737,317
========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 1999, were as follows:

                                                       PERFORMANCE                                  DIVIDEND
                                                              PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                       $ 28,285,602  $ 25,239,618  $ 36,467,867  $    497,991
   depreciation                                        (47,018,275)  (25,471,854)  (30,573,138)  (52,080,409)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)            $(18,732,673) $   (232,236) $  5,894,729  $(51,582,418)
==============================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Dividend Advantage) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                             MANAGEMENT FEE
------------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For net assets over $2 billion                           .5875 of 1
========================================================================


Under Dividend Advantage's investment management agreement with the Advisor, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                             MANAGEMENT FEE
------------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For net assets over $2 billion                           .5750 of 1
========================================================================


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005,
 .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse Dividend Advantage for any portion of its fees and expenses beyond July 31, 2009.

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 1999, net assets consisted of:

                                                    PERFORMANCE                                  DIVIDEND
                                                           PLUS     ADVANTAGE    OPPORTUNITY    ADVANTAGE*
----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
    per share, at liquidation value             $  400,000,000   $358,000,000  $ 380,000,000 $295,000,000
Common shares, $.01 par value per share                599,141        429,803        455,409      391,174
Paid-in surplus                                    837,441,118    600,279,621    635,274,411  555,953,023
Balance of undistributed net investment income       1,426,728      1,114,212      1,430,851      758,415
Accumulated net realized gain (loss) from
   investment transactions                            (301,903)      (784,893)      (412,727)  (6,053,493)
Net unrealized appreciation (depreciation)
   of investments                                  (18,732,673)      (115,830)     5,894,729  (51,266,242)
----------------------------------------------------------------------------------------------------------
Net assets                                      $1,220,432,411   $958,922,913 $1,022,642,673 $794,782,877
==========================================================================================================
Authorized shares:
   Common                                          200,000,000    200,000,000    200,000,000    Unlimited
   Preferred                                         1,000,000      1,000,000      1,000,000    Unlimited
==========================================================================================================


8. INVESTMENT COMPOSITION
At October 31, 1999, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                     PERFORMANCE                                DIVIDEND
                                                            PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Education and Civic Organizations                              4%            3%           4%           7%
Health Care                                                   10            13            4           20
Housing/Multifamily                                            4             4            2            2
Housing/Single Family                                         10             7            5            2
Long-Term Care                                                 1             1            1            3
Tax Obligation/General                                        11             6           13           19
Tax Obligation/Limited                                        15             7           14           17
Transportation                                                 5             9           14           11
U.S. Guaranteed                                               23            27           28           --
Utilities                                                     10            14            7            8
Water and Sewer                                                7             8            6            8
Other                                                         --             1            2            3
---------------------------------------------------------------------------------------------------------
                                                             100%          100%         100%         100%
=========================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (64% for Performance Plus, 62% for Advantage, 51% for Opportunity and 63% for Dividend Advantage).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

9. SUBSEQUENT EVENT
On December 15, 1999, Performance Plus issued 1,760 Series Th $25,000 stated value Preferred shares.

Financial Highlights

         Financial Highlights

         Selected data for a Common share outstanding throughout each period:



                                  Investment Operations                    Less Distributions
                             ------------------------------ -------------------------------------------------
                                                                                                               Organization
                                                                   Net        Net                              and Offering
                                                 Net        Investment Investment   Capital    Capital            Costs and
                                           Realized/         Income To  Income To  Gains To   Gains To            Preferred   Ending
                   Beginning        Net   Unrealized            Common  Preferred    Common  Preferred                Share      Net
                   Net Asset Investment   Investment            Share-     Share-    Share-     Share-         Underwriting    Asset
                       Value     Income   Gain (Loss)   Total   holders   holders+  holders    holders+  Total    Discounts    Value
Performance Plus
Year Ended 10/31:
    1999              $15.43      $1.12       $(1.73)  $ (.61)  $ (.91)   $(.21)    $(.01)        $--   $(1.13)       $--     $13.69
    1998               15.22       1.19          .20     1.39     (.95)    (.23)       --          --    (1.18)        --      15.43
    1997               15.07       1.24          .15     1.39    (1.00)    (.24)       --          --    (1.24)        --      15.22
    1996               15.21       1.27         (.12)    1.15    (1.04)    (.25)       --          --    (1.29)        --      15.07
    1995               14.40       1.32          .85     2.17    (1.08)    (.28)       --          --    (1.36)        --      15.21
Advantage
Year Ended 10/31:
    1999               15.85       1.24        (1.85)    (.61)   (1.00)    (.24)         --        --    (1.24)      (.02)     13.98
    1998               15.68       1.24          .17     1.41    (1.00)    (.24)         --        --    (1.24)        --      15.85
    1997               15.48       1.27          .21     1.48    (1.03)    (.25)         --        --    (1.28)        --      15.68
    1996               15.57       1.29         (.07)    1.22    (1.05)    (.26)         --        --    (1.31)        --      15.48
    1995               14.60       1.33         1.01     2.34    (1.09)    (.28)         --        --    (1.37)        --      15.57
Opportunity
Year Ended 10/31:
    1999               15.96       1.26        (1.83)    (.57)   (1.01)    (.24)       (.01)       --    (1.26)      (.02)     14.11
    1998               15.85       1.25          .15     1.40    (1.01)    (.24)       (.03)     (.01)   (1.29)        --      15.96
    1997               15.66       1.29          .20     1.49    (1.04)    (.26)         --        --    (1.30)        --      15.85
    1996               15.77       1.30         (.10)    1.20    (1.05)    (.26)         --        --    (1.31)        --      15.66
    1995               14.69       1.33         1.12     2.45    (1.09)    (.28)         --        --    (1.37)        --      15.77
Dividend Advantage
Year Ended 10/31:
    1999 (a)           14.33        .39        (1.47)   (1.08)    (.30)    (.07)         --        --     (.37)      (.10)     12.78


                                     Total Returns                              Ratios/Supplemental Data
                                    ----------------       -------------------------------------------------------------
                                                                                 Before Credit/Reimbursement
                                                                     ---------------------------------------------------
                                                                                 Ratio of Net               Ratio of Net
                                                                       Ratio of    Investment     Ratio of    Investment
                                                                       Expenses     Income to     Expenses     Income to
                                               Based                 to Average       Average   to Average       Average
                                      Based       on        Ending   Net Assets    Net Assets        Total         Total
                           Ending        on      Net           Net   Applicable    Applicable   Net Assets    Net Assets
                           Market    Market    Asset        Assets    to Common     to Common    Including     Including
                            Value     Value**  Value**       (000)       Shares++      Shares++  Preferred++  Preferred++
Performance Plus
Year Ended 10/31:
    1999                  $12.9375   (10.76)%  (5.63)%  $1,220,432         1.15%         7.48%         .79%        5.16%
    1998                   15.4375     9.48     7.87     1,322,187         1.11          7.74          .77         5.38
    1997                   15.0000     5.94     7.89     1,304,197         1.12          8.24          .77         5.69
    1996                   15.1250     6.17     6.15     1,290,635         1.13          8.47          .78         5.83
    1995                   15.2500    22.77    13.58     1,289,804         1.13          8.88          .78         6.08
Advantage
Year Ended 10/31:
    1999                   13.6250   (8.16)   (5.83)      958,923          1.16          8.12          .77          5.41
    1998                   15.8125    5.58     7.65       975,410          1.12          7.84          .78          5.41
    1997                   15.9375   12.57     8.20       962,058          1.14          8.23          .78          5.64
    1996                   15.1250    7.04     6.37       951,656          1.14          8.37          .78          5.72
    1995                   15.1250   20.69    14.62       954,277          1.15          8.80          .78          5.98
Opportunity
Year Ended 10/31:
    1999                   13.5625   (9.18)   (5.49)     1,022,643         1.15          8.18          .77          5.50
    1998                   15.9375    5.40     7.45      1,021,207         1.09          7.88          .77          5.55
    1997                   16.1250   13.01     8.12      1,011,202         1.10          8.25          .77          5.78
    1996                   15.2500    8.82     6.15      1,000,987         1.10          8.29          .77          5.81
    1995                   15.0000   21.98    15.30      1,005,798         1.10          8.70          .76          6.04
Dividend Advantage
Year Ended 10/31:
    1999 (a)               13.6250   (7.29)   (8.83)       794,783         1.06*         6.10*         .77*         4.41*




                                              Ratios/Supplemental Data
                     ----------------------------------------------------------------------
                                        After Credit/Reimbursement***
                     ----------------------------------------------------------

                                 Ratio of Net                     Ratio of Net
                        Ratio of   Investment        Ratio of       Investment
                        Expenses    Income to        Expenses        Income to
                      to Average      Average      to Average          Average
                      Net Assets   Net Assets           Total            Total
                      Applicable   Applicable      Net Assets       Net Assets    Portfolio
                       to Common    to Common       Including        Including     Turnover
                          Shares++     Shares++     Preferred++      Preferred++       Rate

Performance Plus
Year Ended 10/31:
    1999                   1.12%         7.51%           .77%            5.18%          30%
    1998                   1.11          7.74            .77             5.38           23
    1997                   1.12          8.24            .77             5.69           12
    1996                   1.13          8.47            .78             5.83           15
    1995                   1.13          8.88            .78             6.08            7
Advantage
Year Ended 10/31:
    1999                   1.16          8.12            .77             5.41           29
    1998                   1.12          7.84            .78             5.41            8
    1997                   1.14          8.23            .78             5.64            8
    1996                   1.14          8.37            .78             5.72           13
    1995                   1.15          8.80            .78             5.98            4
Opportunity
Year Ended 10/31:
    1999                   1.14          8.19            .77             5.50           31
    1998                   1.09          7.88            .77             5.55           13
    1997                   1.10          8.25            .77             5.78           20
    1996                   1.10          8.29            .77             5.81           19
    1995                   1.10          8.70            .76             6.04           13
Dividend Advantage
Year Ended 10/31:
    1999 (a)                .58*         6.58*           .42*            4.76*          16

*   Annualized.
**  Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
    Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
    Total returns are not annualized.
*** After custodian fee credit and expense reimbursement, where applicable
    (notes 1 and 6).
+   The amounts shown are based on Common share equivalents.
++  Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
    Preferred shares.
(a) For the period May 26, 1999 (commencement of operations) through October 31,
    1999.


Build Your Wealth Automatically

Sidebar text: NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.

Sidebar text: NUVEEN OFFERS A NUMBER OF CONVENIENT WAYS TO ADD TO YOUR PORTFOLIO AND EARN THE TAX-FREE INCOME YOU NEED TO ACHIEVE YOUR FINANCIAL GOALS.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.


EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


FLEXIBILITY

You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: JOHN NUVEEN, SR.


Serving Investors for Generations
Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.



The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.



Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.



Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



LOGO:
NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                     FAN-2-10-99